SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM N-1A

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No._____


                         Post-Effective Amendment No.26


                                      and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                         SMITH BARNEY WORLD FUNDS, INC.

                     (Exact name of Registrant as Specified
                        in the Articles of Incorporation)


                   125 Broad Street, New York, New York 10004
               (Address of Principal Executive Offices)(Zip Code)

                                 (203) 890-7026
              (Registrant's Telephone Number, Including Area Code)

                               Christina T. Sydor
          300 First Stamford Place, 4th Floor, Stamford, CT 06902


                    (Name and Address of Agent For Service)

Approximate Date of Public Offering: Continuous

It is proposed that this filing will become effective
(check appropriate box)

_____  Immediately upon filing pursuant to paragraph (b)
  XX   On February 28, 2002 pursuant to paragraph (b)
_____  60 days after filing pursuant to paragraph (a) (1)
_____  On (date) pursuant to paragraph (a) (1)
_____  75 days after filing pursuant to paragraph (a) (2)
_____  On (date) pursuant to paragraph (a) (2) of Rule 485.

If appropriate, check the following box:

_____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

PART A  Prospectus

                                  PROSPECTUS


                                   EUROPEAN
                                   PORTFOLIO

      Class A, B, L and Y Shares

      February 28, 2002


      The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                                [LOGO] Smith Barney
                                       Mutual Funds
                  Your Serious Money. Professionally Managed./SM/

   INVESTMENT PRODUCTS: NOT FDIC INSURED. NO BANK GUARANTEE . MAY LOSE VALUE

European Portfolio


  Contents


               Investments, risks and performance...........  2

               More on the fund's investments...............  7

               Management...................................  8

               Choosing a class of shares to buy............  9

               Comparing the fund's classes................. 10

               Sales charges................................ 11

               More about deferred sales charges............ 13

               Buying shares................................ 14

               Exchanging shares............................ 16

               Redeeming shares............................. 17

               Other things to know about share transactions 19

               Dividends, distributions and taxes........... 21

               Share price.................................. 22

               Financial highlights......................... 23

                                                                            1


                                                      Smith Barney Mutual Funds

  Investments, risks and performance

Investment objective
The fund seeks long-term capital appreciation by investing in equity securities of European issuers.

Principal investment strategies
Key investments The fund invests primarily in equity securities of companies based in Western Europe and may also invest in the emerging markets of Eastern Europe. Equity securities include common and preferred stocks, debt securities convertible into equity securities, depositary receipts and warrants and rights relating to equity securities.

Selection process The manager emphasizes individual security selection while allocating the fund's investments among European countries. Companies in which the fund invests may have large, mid-sized or small market capitalizations and may operate in any market sector. Depending on the manager's assessment of long-term growth potential, the fund's emphasis among European markets and issuers may vary.

In selecting individual companies for investment, the manager looks for the following:

[_] Above average earnings growth
[_] High relative return on invested capital
[_] Experienced and effective management
[_] Effective research, product development and marketing
[_] Competitive advantages
[_] Strong financial condition
[_] Favorable trends experienced by certain U.S. companies that are likely to spread to comparable European companies
[_] Increasing market share

By spreading the fund's investments across several European markets, the manager seeks to reduce volatility compared to investments in a single country.

In allocating assets among countries, the economic and political factors the manager evaluates include:

[_] Interest rates and low or decelerating inflation
[_] Stable governments with policies toward business that encourage economic growth and foster development of securities markets
[_] Currency stability

  2


European Portfolio

Principal risks of investing in the fund
Investing in European securities can bring added benefits, but it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[_] European stock prices decline
[_] Adverse governmental action, or political, economic or market instability affects one or more European countries
[_] The currency in which a security is priced declines in value relative to the U.S. dollar
[_] The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

The fund invests in certain European countries where the securities markets are less liquid and more volatile than markets in the U.S. In some European countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in the emerging markets of Eastern Europe are substantially greater than investing in the more developed markets of Western Europe.

Who may want to invest The fund may be an appropriate investment if you:

[_] Are seeking to participate in the long-term growth potential of European markets
[_] Currently have exposure to U.S. stock markets and wish to broaden the diversification of your investment portfolio
[_] Are comfortable with the risks of the stock market and the special risks of concentrating in European securities


                                                      Smith Barney Mutual Funds

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. The bar chart shows the performance of the fund's Class A shares for each of the past seven years. Class B, L and Y shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.


                        Total Return for Class A Shares

                                     [CHART]

          1995     1996     1997     1998     1999     2000     2001
        -------- -------- -------- -------- -------- -------- --------
         17.23%   29.12%    1.78%   24.31%   33.38%   (7.11%) (34.76%)

        Calendar years ended December 31

Quarterly returns

Highest: 28.23% in 4th quarter 1999; Lowest: (22.15)% in 1st quarter 2001




European Portfolio

Risk return table



This table compares the before and after tax average annual total return of the fund for the periods shown with that of the MSCI European Market Index ("MSCI Index"), a broad-based, unmanaged index of foreign stocks. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.



                         Average Annual Total Returns


                    Calendar Years Ended December 31, 2001



                                                           Since   Inception
                              1 year   5 years  10 years Inception   Date
    Class A                                                        02/07/94
    Return Before Taxes       (38.03)%  (0.57)%   n/a      4.72%
    Return After Taxes on
    Distributions             (38.12)%  (1.20)%   n/a      4.03%
    Return After Taxes on
    Distributions and Sale of
    Class A Shares            (23.09)%  (0.27)%   n/a      3.92%
    OTHER CLASSES
    (Return Before Taxes
    Only)
    Class B                   (38.46)%  (0.51)%   n/a      5.02%   11/07/94
    Class L                   (36.52)%  (0.51)%   n/a      4.54%   02/14/94
    Class Y**                    n/a      n/a     n/a       n/a    11/07/94
    MSCI Index*               (19.90)%   6.24%    n/a      9.47%


 * Index performance reflects no deduction for fees, expenses or taxes.


** There were no Class Y shares outstanding for the calendar year ended December 31, 2001.



                                                      Smith Barney Mutual Funds

Fee table
This table sets forth the fees and expenses you will pay if you invest in fund shares.

                               Shareholder fees

       (fees paid directly from your
       investment)                        Class A Class B Class L Class Y
       Maximum sales charge (load)
       imposed on purchases (as a % of
       offering price)                     5.00%    None   1.00%   None
       Maximum deferred sales charge
       (load) (as a % of the lower of net
       asset value at purchase or
       redemption)                         None*   5.00%   1.00%   None

                        Annual fund operating expenses


     (expenses deducted from fund assets) Class A Class B Class L Class Y**
       Management fee                      0.85%   0.85%   0.85%    0.85%
       Distribution and service (12b-1)
       fees                                0.25%   1.00%   1.00%     None
       Other expenses                      0.43%   0.55%   0.54%    0.43%**
                                           -----   -----   -----    -----
       Total annual fund operating
       expenses                            1.53%   2.40%   2.39%    1.28%

 * You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

** "Other Expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding for the year ended October 31, 2001.


Example
This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

.. Youinvest $10,000 in the fund for the period shown
.. Yourinvestment has a 5% return each year
.. Youreinvest all distributions and dividends without a sales charge .. Thefund's operating expenses remain the same



European Portfolio

                      Number of years you own your shares


                                           1 year 3 years 5 years 10 years
     Class A (with or without redemption)   $648  $  959  $1,292   $2,232
     Class B (redemption at end of period)  $743  $1,049  $1,381   $2,520
     Class B (no redemption) without CDSC   $243  $  749  $1,281   $2,520
     Class L (redemption at end of period)  $440  $  838  $1,363   $2,799
     Class L (no redemption) without CDSC   $340  $  838  $1,363   $2,799
     Class Y (with or without redemption)   $130  $  406  $  702   $1,545


  More on the fund's investments

Debt and other securities The fund intends to be fully invested in equity securities. However, for cash management purposes, the fund may invest in debt securities of U.S. and foreign corporate and governmental issuers or other securities. Debt securities may be of any maturity, duration or credit quality and may pay fixed or variable rates of principal and interest. The value of debt securities will go down if interest rates go up, or the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. These risks are more severe for debt securities rated below investment grade.

Currency transactions The fund may enter into transactions to buy or sell currencies at a future date, which may be a few days or a number of months. The fund may enter into these forward currency contracts to:

[_] Settletransactions in securities quoted in foreign currencies
[_] Hedgeagainst the economic impact of adverse changes in the value of the U.S. dollar

The fund may not fully benefit from or may lose money on forward currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

                                                      Smith Barney Mutual Funds

  Management


Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.



Rein van der Does, investment officer of the manager and managing director of Salomon Smith Barney, has been responsible for day-to-day management of the fund since inception.


Management fee For its services, the manager received a fee during the fund's last fiscal year equal to 0.85% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B, L and Y shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.




European Portfolio

  Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

.. If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
.. For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
.. Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class
  L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

.. A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
.. The fund, but only if you are investing through certain qualified plans or Service Agents.

All Classes of shares are not available through all Service Agents. You should contact your Service Agents for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                              Initial           Additional
                                    Classes A, B, L   Class Y   All Classes
    General                             $1,000      $15 million     $50
    IRAs, Self Employed Retirement
    Plans, Uniform Gift to Minor
    Accounts                             $250       $15 million     $50
    Qualified Retirement Plans*          $25        $15 million     $25
    Simple IRAs                           $1            n/a         $1
    Monthly Systematic Investment
    Plans                                $25            n/a         $25
    Quarterly Systematic Investment
    Plans                                $50            n/a         $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


                                                      Smith Barney Mutual Funds

  Comparing the fund's classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                       Class A              Class B             Class L            Class Y

Key features     . Initial sales      . No initial sales  . Initial sales     . No initial or
                   charge               charge              charge is lower     deferred sales
                 . You may qual-      . Deferred sales      than Class A        charge
                   ify for reduc-       charge de-        . Deferred sales    . Must invest at
                   tion or waiver       clines over         charge for only     least $15 mil-
                   of initial sales     time                1 year              lion
                   charge             . Converts to       . Does not con-     . Lower annual
                 . Lower annual         Class A after 8     vert to Class A     expenses than
                   expenses than        years             . Higher annual       the other
                   Class B and        . Higher annual       expenses than       classes
                   Class L              expenses than       Class A
                                        Class A
------------------------------------------------------------------------------------------------
Initial sales    Up to 5.00%;         None                1.00%               None
charge           reduced for large
                 purchases and
                 waived for
                 certain investors;
                 no charge for
                 purchases of
                 $1,000,000 or
                 more
------------------------------------------------------------------------------------------------
Deferred sales   1.00% on             Up to 5.00%         1.00% if you        None
charge           purchases of         charged when        redeem within 1
                 $1,000,000 or        you redeem          year of purchase
                 more if you          shares. The
                 redeem within 1      charge is
                 year of purchase     reduced over
                                      time and there is
                                      no deferred sales
                                      charge after 6
                                      years
------------------------------------------------------------------------------------------------
Annual           0.25% of average     1.00% of average    1.00% of average    None
distribution and daily net assets     daily net assets    daily net assets
service fees
------------------------------------------------------------------------------------------------
Exchange         Class A shares of    Class B shares of   Class L shares of   Class Y shares of
Privilege*       most Smith           most Smith          most Smith          most Smith
                 Barney funds         Barney funds        Barney funds        Barney funds
------------------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.



European Portfolio

  Sales charges

Class A shares
You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


                                                             Broker/Dealer
                                      Sales Charge as a % of   Commission
                                      Offering   Net amount    as a % of
    Amount of purchase                price (%) invested (%) offering price
    Less than $25,000                   5.00        5.26             4.50
    $25,000 but less than $50,000       4.25        4.44             3.83
    $50,000 but less than $100,000      3.75        3.90             3.38
    $100,000 but less than $250,000     3.25        3.36             2.93
    $250,000 but less than $500,000     2.75        2.83             2.48
    $500,000 but less than $1,000,000   2.00        2.04             1.80
    $1,000,000 or more                   -0-         -0-      up to 1.00*

* A distributor pays up to 1.00% to a Service Agent.


Investments of $1,000,000 or more You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


                                                      Smith Barney Mutual Funds

  Accumulation privilege - lets you combine the current value of Class A shares owned


[_]by you, or
[_]by members of your immediate family,

  and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


  Letter of intent - lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.


Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

[_]Employees of NASD members
[_]Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
[_]Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares
You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

           Year after purchase   1st 2nd 3rd 4th 5th 6th through 8th
           Deferred sales charge 5%  4%  3%  2%  1%        0%

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.



European Portfolio

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:             Shares issued:         Shares issued:
At initial                 On reinvestment of     Upon exchange from
purchase                   dividends and          another Smith Barney
                           distributions          fund
Eight years after the date In same proportion     On the date the shares
of purchase                as the number of       originally acquired
                           Class B shares         would have converted
                           converting is to total into Class A shares
                           Class B shares you
                           own (excluding
                           shares issued as a
                           dividend)

Class L shares

You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.



Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.


Class Y shares
You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000.

  More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.


                                                      Smith Barney Mutual Funds

In addition, you do not pay a deferred sales charge on:

[_]Shares exchanged for shares of another Smith Barney fund
[_]Shares  representing reinvested distributions and dividends
[_]Shares  no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.


The Fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.


Deferred sales charge waivers
The deferred sales charge for each share class will generally be waived:

[_]On  payments made through certain systematic withdrawal plans
[_]On  certain distributions from a retirement plan
[_]For  involuntary redemptions of small account balances
[_]For  12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

  Buying shares

          Through a You should contact your Service Agent to open a bro-
      Service Agent kerage account and make arrangements to buy shares.

                    If you do not provide the following information, your order will be rejected

                    [_]Class  of shares being bought
                    [_]Dollar amount or number of shares being bought

                    Your Service Agent may charge an annual account maintenance fee.



European Portfolio

-------------------------------------------------------------------------------
Through the fund Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                 [_]Write the fund at the following address:
                     Smith Barney World Funds, Inc.
                     European Portfolio
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, Rhode Island 02940-9699
                 [_]Enclose a check to pay for the shares. For initial
                    purchases, complete and send an account applica-
                    tion.
                 [_]For more information, call the transfer agent at
                    1-800-451-2010.
-------------------------------------------------------------------------------
       Through a You may authorize your Service Agent or the sub-systematic transfer agent to transfer funds automatically from (i) a investment plan regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regu-lar basis.

                 [_]Amounts transferred should be at least: $25 monthly
                    or $50 quarterly.
                 [_]If you do not have sufficient funds in your account
                    on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                 For more information, contact your Service Agent or the trans-fer agent or consult the SAI.


                                                      Smith Barney Mutual Funds

  Exchanging shares

 Smith Barney offers You should contact your Service Agent to exchange a distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund you are exchang-
       help meet the ing into. An exchange is a taxable transaction.
    varying needs of
      both large and [_] You may exchange shares only for shares of the
    small investors.     same class of another Smith Barney fund. Not all
                         Smith Barney funds offer all classes.
                     [_] Not all Smith Barney funds may be offered in your
                         state of residence. Contact your Service Agent or the
                         transfer agent for further information.
                     [_] Exchanges of Class A, Class B, Class L and Class Y
                         shares are subject to minimum investment
                         requirements (except for systematic investment plan
                         exchanges) and all shares are subject to the other
                         requirements of the fund into which exchanges are
                         made.
                     [_] If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with
                         signed stock powers (documents transferring owner-
                         ship of certificates) before the exchange is effective.
                     [_] The fund may suspend or terminate your exchange
                         privilege if you engage in an excessive pattern of
                         exchanges.
------------------------------------------------------------------------------------
           Waiver of Your shares will not be subject to an initial sales charge additional sales at the time of the exchange.
             charges
                     Your deferred sales charge (if any) will continue to be
                     measured from the date of your original purchase. If
                     the fund you exchange into has a higher deferred sales
                     charge, you will be subject to that charge. If you ex-
                     change at any time into a fund with a lower charge, the
                     sales charge will not be reduced.
------------------------------------------------------------------------------------
        By telephone If you do not have a brokerage account with a Service
                     Agent, you may be eligible to exchange shares through
                     the fund. You must complete an authorization form to
                     authorize telephone transfers. If eligible, you may make
                     telephone exchanges on any day the New York Stock
                     Exchange is open. Call the transfer agent at 1-800-451-
                     2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                     You can make telephone exchanges only between ac-
                     counts that have identical registrations.
------------------------------------------------------------------------------------
             By mail If you do not have a brokerage account, contact your
                     Service Agent or write to the sub-transfer agent at the
                     address on the following page.




European Portfolio

         Redeeming shares
       ------------------------------------------------------------------
       Generally Contact your Service Agent to redeem shares of the fund.

                 If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                 If the shares are held by a fiduciary or corporation, other documents may be required.

                 Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                 If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your ac-count and not reinvested without your specific in-struction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
       -----------------------------------------------------------------
         By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                     Smith Barney World Funds, Inc.
                     European Portfolio
                     (Specify class of shares)
                     c/o PFPC Global Fund Services
                     P.O. Box 9699
                     Providence, Rhode Island 02940-9699

                 Your written request must provide the following:

                 [_]The name of the fund and account number
                 [_]The class of shares and the dollar amount or num-
                    ber of shares to be redeemed
                 [_]Signatures of each owner exactly as the account is
                    registered



                                                      Smith Barney Mutual Funds

    By telephone If you do not have a brokerage account with a Service
                 Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone re-demptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                 Your redemption proceeds can be sent by check to
                 your address of record or by wire or electronic transfer
                 (ACH) to a bank account designated on your autho-
                 rization form. You must submit a new authorization
                 form to change the bank account designated to receive
                 wire or electronic transfers and you may be asked to
                 provide certain other documents. The sub-transfer
                 agent may charge a fee on a wire or electronic transfer
                 (ACH).
--------------------------------------------------------------------------------
  Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis.
                 To qualify you must own shares of the fund with a value
                 of at least $10,000 ($5,000 for retirement plan ac-
                 counts) and each automatic redemption must be at
                 least $50. If your shares are subject to a deferred sales
                 charge, the sales charge will be waived if your auto-
                 matic payments do not exceed 1% per month of the
                 value of your shares subject to a deferred sales charge.

                 The following conditions apply:

                 [_] Your shares must not be represented by certificates
                 [_] All dividends and distributions must be reinvested

                 For more information, contact your Service Agent or consult the SAI.





European Portfolio

  Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[_]Name of the fund
[_]Account number
[_]Class of shares being bought, exchanged or redeemed
[_]Dollar amount or number of shares being bought, exchanged or redeemed
[_]Signature of each owner exactly as the account is registered

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

[_]Are redeeming over $50,000
[_]Are sending signed share certificates or stock powers to the sub-transfer agent
[_]Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[_]Changed your account registration
[_]Want the check paid to someone other than the account owner(s)
[_]Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[_]Suspend the offering of shares
[_]Waive or change minimum and additional investment amounts
[_]Reject any purchase or exchange order
[_]Change, revoke or suspend the exchange privilege
[_]Suspend telephone transactions
[_]Suspend or postpone redemptions of shares on any day when trading on the New
   York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[_]Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.


                                                      Smith Barney Mutual Funds

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.



The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.


For more information contact your Service Agent, the transfer agent or consult the SAI.


Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.




European Portfolio

  Dividends, distributions and taxes

Dividends The fund generally pays dividends, if any, quarterly and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. The fund expects distributions to be primarily from capital gain. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent, or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

   Transaction                           Federal tax status
   Redemption or exchange of shares      Usually capital gain or loss; long-
                                         term only if shares owned more
                                         than one year
   Long-term capital gain distributions  Long-term capital gain
   Short-term capital gain distributions Ordinary income
   Dividends                             Ordinary income

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



                                                      Smith Barney Mutual Funds

  Share price


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.



The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes, which is 12 noon Eastern time. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.



European Portfolio

  Financial highlights


The financial highlights tables are intended to help you understand the performance of each class for the past 5 fiscal years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a class share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares because none were outstanding for the years shown.


  For a Class A share of capital stock outstanding throughout each year ended October 31:


                                   2001/(1)/ 2000/(1)/ 1999/(1)/   1998/(1)/ 1997/(1)/
--------------------------------------------------------------------------------------
Net asset value, beginning of year $ 25.52   $ 22.58   $ 19.44     $ 18.23   $ 17.25
--------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment income (loss)        (0.03)    (0.01)    (0.00)*      0.06     (0.08)
 Net realized and unrealized
  gain (loss)                        (9.58)     4.08      3.47        1.54      2.22
--------------------------------------------------------------------------------------
Total income from operations         (9.61)     4.07      3.47        1.60      2.14
--------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                  (1.65)    (1.13)    (0.33)      (0.39)    (1.16)
--------------------------------------------------------------------------------------
Total distributions                  (1.65)    (1.13)    (0.33)      (0.39)    (1.16)
--------------------------------------------------------------------------------------
Net asset value, end of year       $ 14.26   $ 25.52   $ 22.58     $ 19.44   $ 18.23
--------------------------------------------------------------------------------------
Total return                        (40.01)%   18.02%    18.02%       9.10%    12.88%
--------------------------------------------------------------------------------------
Net assets, end of year (000)'s    $21,502   $47,080   $31,946     $27,563   $14,118
--------------------------------------------------------------------------------------
Ratios to average net assets:
 Net investment income (loss)        (0.14)%   (0.04)%   (0.00)%**    0.30%    (0.42)%
 Interest expense                     0.04      0.07        --          --        --
 Other expenses                       1.49      1.39      1.51        1.56      1.80
 Total expenses                       1.53      1.46      1.51        1.56      1.80
--------------------------------------------------------------------------------------
Portfolio turnover rate                  4%       25%       17%         27%       28%
--------------------------------------------------------------------------------------


/(1)/Per share amounts calculated using the monthly average shares method. *Amount represents less than $0.01 per share.
**Amount represents less than 0.01%.


                                                      Smith Barney Mutual Funds

  For a Class B share of capital stock outstanding throughout each year ended October 31:


                                   2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/ 1997/(1)/
------------------------------------------------------------------------------------
Net asset value, beginning of year $ 24.42   $ 21.83   $ 18.95   $ 17.92   $ 17.09
------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                 (0.18)    (0.24)    (0.16)    (0.11)    (0.20)
 Net realized and unrealized
  gain (loss)                        (9.09)     3.96      3.37      1.53      2.19
------------------------------------------------------------------------------------
Total income from operations         (9.27)     3.72      3.21      1.42      1.99
------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                  (1.65)    (1.13)    (0.33)    (0.39)    (1.16)
------------------------------------------------------------------------------------
Total distributions                  (1.65)    (1.13)    (0.33)    (0.39)    (1.16)
------------------------------------------------------------------------------------
Net asset value, end of year       $ 13.50   $ 24.42   $ 21.83   $ 18.95   $ 17.92
------------------------------------------------------------------------------------
Total return                        (40.45)%   17.00%    17.10%     8.24%    12.08%
------------------------------------------------------------------------------------
Net assets, end of year (000)'s    $14,088   $36,963   $37,575   $40,090   $29,221
------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment loss                 (0.97)%   (0.93)%   (0.81)%   (0.56)%   (1.13)%
 Interest expense                     0.04      0.07        --        --        --
 Other expenses                       2.36      2.24      2.28      2.32      2.52
 Total expenses                       2.40      2.31      2.28      2.32      2.52
------------------------------------------------------------------------------------
Portfolio turnover rate                  4%       25%       17%       27%       28%
------------------------------------------------------------------------------------


/(1)/Per share amounts calculated using the monthly average shares method.



European Portfolio

  For a Class L share of capital stock outstanding throughout each year ended October 31:


                                   2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(2)/ 1997/(1)/
---------------------------------------------------------------------------------------
Net asset value, beginning of year $ 24.38   $ 21.79   $ 18.91     $ 17.86     $17.04
---------------------------------------------------------------------------------------
Income (loss) from operations:
 Net investment loss                 (0.17)    (0.22)    (0.15)      (0.07)     (0.21)
 Net realized and unrealized
  gain (loss)                        (9.08)     3.94      3.36        1.51       2.19
---------------------------------------------------------------------------------------
Total income from operations         (9.25)     3.72      3.21        1.44       1.98
---------------------------------------------------------------------------------------
Less distributions from:
 Net realized gains                  (1.65)    (1.13)    (0.33)      (0.39)     (1.16)
---------------------------------------------------------------------------------------
Total distributions                  (1.65)    (1.13)    (0.33)      (0.39)     (1.16)
---------------------------------------------------------------------------------------
Net assets value, end of year      $ 13.48   $ 24.38   $ 21.79     $ 18.91     $17.86
---------------------------------------------------------------------------------------
Total return                        (40.43)%   17.03%    17.14%       8.38%     12.06%
---------------------------------------------------------------------------------------
Net assets, end of year (000)'s    $ 7,255   $16,622   $11,597     $10,762     $3,110
---------------------------------------------------------------------------------------
Ratios to average net assets:
 Net investment loss                 (0.92)%   (0.84)%   (0.74)%     (0.37)%    (1.18)%
 Interest expense                     0.04      0.07        --          --         --
 Other expenses                       2.35      2.21      2.24        2.18       2.54
 Total expenses                       2.39      2.28      2.24        2.18       2.54
---------------------------------------------------------------------------------------
Portfolio turnover rate                  4%       25%       17%         27%        28%
---------------------------------------------------------------------------------------


/(1)/Per share amounts calculated using the monthly average shares method. /(2)/On June 12, 1998, Class C shares were renamed Class L shares.


                                                      Smith Barney Mutual Funds

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed/SM/


European



Portfolio

An investment portfolio of Smith Barney World Funds Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.


(Investment Company Act
file no. 811-06290)

FD02252 2/02

--------------------------------------------------------------------------------
                                   PROSPECTUS


--------------------------------------------------------------------------------
                                 INTERNATIONAL
                                 ALL CAP GROWTH
                                    PORTFOLIO
--------------------------------------------------------------------------------


Class A, B, L and Y Shares


February 28, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                 [SMITH BARNEY LOGO] Smith Barney
                                     Mutual Funds

                 Your Serious Money, Professionally Managed.(SM)

--------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

International All Cap Growth
Portfolio

--------------------------------------------------------------------------------
Contents
--------------------------------------------------------------------------------

Investments, risks and performance ........................................    2

More on the fund's investments ............................................    7

Management ................................................................    8

Choosing a class of shares to buy .........................................    9

Comparing the fund's classes ..............................................   10

Sales charges .............................................................   11

More about deferred sales charges .........................................   14

Buying shares .............................................................   15

Exchanging shares .........................................................   16

Redeeming shares ..........................................................   17

Other things to know about share transactions .............................   19

Dividends, distributions and taxes ........................................   21

Share price ...............................................................   22

Financial highlights ......................................................   23



                                                   Smith Barney Mutual Funds   1

--------------------------------------------------------------------------------
Investments, risks and performance
--------------------------------------------------------------------------------

Investment objective

The fund seeks total return on its assets from growth of capital and income.

Principal investment strategies

Key investments The fund invests primarily in equity securities of foreign companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager's assessment of overseas potential for long-term growth, the fund's emphasis among foreign markets (including emerging markets) and types of issuers may vary.

In selecting individual companies for investment, the manager looks for the following:

o     Above average earnings growth
o     High relative return on invested capital
o     Experienced and effective management
o     Effective research, product development and marketing
o     Competitive advantages
o     Strong financial condition or stable or improving credit quality

By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S.

In allocating assets among countries and regions, the economic and political factors the manager evaluates include:

o Low or decelerating inflation which creates a favorable environment for securities markets

o Stable governments with policies that encourage economic growth, equity investment and development of securities markets



2   International All Cap Growth Portfolio

o     Currency stability
o     The range of individual investment opportunities

Principal risks of investing in the fund

Investing in foreign securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

o     Foreign securities prices decline
o Adverse governmental action or political, economic or market instability affects a foreign country or region
o The currency in which a security is priced declines in value relative to the U.S. dollar
o The manager's judgment about the attractiveness, value or potential appreciation of a particular security proves to be incorrect

The fund invests in certain European countries where the securities markets are less liquid and more volatile than markets in the U.S. In some European countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in the emerging markets of Eastern Europe are substantially greater than investing in the more developed markets of Western Europe.

Who may want to invest The fund may be an appropriate investment if you:

o Are seeking to participate in the long-term growth potential of international markets
o Currently have exposure to U.S. stock markets and wish to diversify your investment portfolio by adding non-U.S. stocks that may not move in tandem with U.S. stocks
o Are comfortable with the risks of the stock market and the special risks of investing in foreign securities, including emerging market securities


                                                   Smith Barney Mutual Funds   3

Risk return bar chart

This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each of the past 10 years. Class B, L and Y shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return.

--------------------------------------------------------------------------------
                         Total Return for Class A Shares
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


 92      93      94      95      96     97      98      99       00        01
 --      --      --      --      --     --      --      --       --        --
0.49%  52.78%  (8.90)%  2.64%  13.60%  1.91%  11.74%  60.26%  (30.77)%  (30.44)%


                        Calendar years ended December 31

Quarterly returns:


Highest: 42.91% in 4th quarter 1999; Lowest: (21.01)% in 3rd quarter 2001.




4   International All Cap Growth Portfolio

Risk return table


This table compares the before and after tax average annual total return of the fund for the periods shown with that of the MSCI EAFE Index, a broad-based unmanaged index of foreign stocks. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                     Calendar Years Ended December 31, 2001
--------------------------------------------------------------------------------

                                                                               Since    Inception
                                            1 year     5 years   10 years    Inception     Date
-------------------------------------------------------------------------------------------------
Class A                                                                                  02/18/86
-------------------------------------------------------------------------------------------------
Return Before Taxes                        (33.92)%    (3.55)%      3.13%     *6.76%
-------------------------------------------------------------------------------------------------
Return After Taxes
  on Distributions                         (33.92)%    (4.64)%      2.42%        n/a
-------------------------------------------------------------------------------------------------
Return After Taxes
  on Distributions and
  Sale of Fund Shares                      (20.66)%    (2.43)%      2.73%        n/a
-------------------------------------------------------------------------------------------------
Other Classes (Return Before Taxes Only)
-------------------------------------------------------------------------------------------------
Class B                                    (34.43)%    (3.47)%       n/a       (1.48)%   11/07/94
-------------------------------------------------------------------------------------------------
Class L                                    (32.30)%    (3.50)%       n/a        3.12%    01/04/93
-------------------------------------------------------------------------------------------------
Class Y                                    (30.10)%    (2.17)%       n/a        0.24%    06/14/94
-------------------------------------------------------------------------------------------------
MSCI EAFE Index                            (21.44)%     0.89%       4.46%         **           **
-------------------------------------------------------------------------------------------------

**    Index performance reflects no deduction for fees, expenses or taxes.



                                                   Smith Barney Mutual Funds   5

Fee table

This table sets forth the fees and expenses you will pay if you invest in fund shares.

--------------------------------------------------------------------------------
                                Shareholder fees
--------------------------------------------------------------------------------
(fees paid directly from your investment)  Class A   Class B   Class L   Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed
on purchases (as a % of offering price)     5.00%      None     1.00%     None
--------------------------------------------------------------------------------
Maximum deferred sales charge (load)
(as a % of the lower of net asset
value at purchase or redemption)            None*      5.00%    1.00%     None


--------------------------------------------------------------------------------
                         Annual fund operating expenses
--------------------------------------------------------------------------------
(expenses deducted from fund assets)       Class A   Class B   Class L   Class Y
--------------------------------------------------------------------------------
Management fee                              0.85%     0.85%     0.85%     0.85%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees       0.25%     1.00%     1.00%     None
--------------------------------------------------------------------------------
Other expenses                              0.14%     0.25%     0.23%     0.09%
--------------------------------------------------------------------------------
Total annual fund operating expenses        1.24%     2.10%     2.08%     0.94%


* You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o     You invest $10,000 in the fund for the period shown
o     Your investment has a 5% return each year
o     You reinvest all distributions and dividends without a sales charge
o     The fund's operating expenses remain the same


--------------------------------------------------------------------------------
                       Number of years you own your shares
--------------------------------------------------------------------------------
                                        1 year   3 years   5 years  10 years
--------------------------------------------------------------------------------
Class A (with or without redemption)     $620     $874     $1,147    $1,925
--------------------------------------------------------------------------------
Class B (redemption at end of period)    $713     $958     $1,229    $2,211
--------------------------------------------------------------------------------
Class B (no redemption)                  $213     $658     $1,129    $2,211
--------------------------------------------------------------------------------
Class L (redemption at end of period)    $409     $745     $1,207    $2,486
--------------------------------------------------------------------------------
Class L (no redemption)                  $309     $745     $1,207    $2,486
--------------------------------------------------------------------------------
Class Y (with or without
  redemption at end of period)           $ 96     $300     $  520    $1,155
--------------------------------------------------------------------------------



6   International All Cap Growth Portfolio

--------------------------------------------------------------------------------
More on the fund's investments
--------------------------------------------------------------------------------


Currency transactions The fund may enter into transactions to buy or sell currencies at a future date, which may be a few days or a number of months. The fund may enter into these forward currency contracts to:

o     Settle transactions in securities quoted in foreign currencies

o Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar.

The fund may not fully benefit from or may lose money on forward currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings.

Debt securities The fund may invest up to 20% of its assets in debt securities of foreign corporate and governmental issuers as well as U.S. Government securities and money market obligations of U.S. issuers. The fund may invest in all types of debt securities of any maturity or credit quality. These securities may be denominated in U.S. dollars or other currencies and may pay fixed or variable rates of interest. The value of debt securities will go down if interest rates go up, or the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. These risks are greater for debt securities rated below investment grade.

Emerging markets The fund may invest up to 20% of assets in issuers located or doing business in emerging markets. Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property are more likely in emerging markets.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.



                                                   Smith Barney Mutual Funds   7

--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------


Manager The fund's investment manager is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Jeffrey Russell and James Conheady, investment officers of the manager and managing directors of Salomon Smith Barney, have been responsible for the day-to-day management of the fund since its inception.


Management fee For its services, the manager received a fee during the fund's last fiscal year equal to 0.85% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.



8   International All Cap Growth Portfolio

--------------------------------------------------------------------------------
Choosing a class of shares to buy
--------------------------------------------------------------------------------

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

o If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.
o For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.
o Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

o A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")
o The fund, but only if you are investing through certain qualified plans or Service Agents.

All Classes of shares are not available through all Service Agents. You should contact your Service Agents for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

--------------------------------------------------------------------------------
                                               Initial                Additional
--------------------------------------------------------------------------------
                                    Classes A, B, L      Class Y     All Classes
--------------------------------------------------------------------------------
General                                 $1,000         $5 million        $50
--------------------------------------------------------------------------------
IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts           $250          $5 million        $50
--------------------------------------------------------------------------------
Qualified Retirement Plans*               $25          $5 million        $25
--------------------------------------------------------------------------------
Simple IRAs                               $1               n/a           $1
--------------------------------------------------------------------------------
Monthly Systematic Investment Plans       $25              n/a           $25
--------------------------------------------------------------------------------
Quarterly Systematic Investment Plans     $50              n/a           $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


                                                   Smith Barney Mutual Funds   9

--------------------------------------------------------------------------------
Comparing the fund's classes
--------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

                   Class A             Class B           Class L           Class Y
---------------------------------------------------------------------------------------
Key features    o Initial sales   o No initial      o Initial sales    o No initial or
                  charge            sales charge      charge is          deferred sales
                o You may         o Deferred          lower than         charge
                  qualify for       sales charge      Class A          o Must invest
                  reduction or      declines        o Deferred sales     at least
                  waiver of         over time         charge for         $5 million
                  initial sales   o Converts to       only 1 year      o Lower annual
                  charge            Class A after   o Does not           expenses than
                o Lower annual      8 years           convert to         the other
                  expense than    o Higher annual     Class A            expenses
                  Class B and       expenses than   o Higher annual
                  Class L           Class A           expenses than
                                                      Class A
---------------------------------------------------------------------------------------
Initial sales   Up to 5.00%;      None              1.00%              None
charge          reduced for
                large purchases
                and waived
                for certain
                investors; no
                charge for
                purchases of
                $1,000,000 or
                more
---------------------------------------------------------------------------------------
Deferred        1.00% on          Up to 5.00%       1.00% if you       None
sales charge    purchases of      charged when      redeem within
                $1,000,000 or     you redeem        1 year of
                more if you       shares. The       purchase
                redeem within     charge is
                1 year of         reduced over
                purchase          time and there
                                  is no deferred
                                  sales charge
                                  after 6 years

---------------------------------------------------------------------------------------
Annual          0.25% of          1.00% of          1.00% of           None
distribution    average daily     average daily     average daily
and service     net assets        net assets        net assets
fees
---------------------------------------------------------------------------------------
Exchange        Class A shares    Class B shares    Class L shares      Class Y shares
privilege*      of most Smith     of most Smith     of most Smith       of most Smith
                Barney funds      Barney funds      Barney funds        Barney funds
---------------------------------------------------------------------------------------

*Ask your Service Agent for the Smith Barney funds available for exchange.


10  International All Cap Growth Portfolio

--------------------------------------------------------------------------------
Sales charges
--------------------------------------------------------------------------------

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


--------------------------------------------------------------------------------
                                                                  Broker/Dealer
                                     Sales Charge as a % of:       Commission
                                     Offering     Net amount        as a % of
  Amount of purchase                 price (%)   invested (%)    offering price
--------------------------------------------------------------------------------
Less than $25,000                      5.00         5.26              4.50
--------------------------------------------------------------------------------
$25,000 but less than $50,000          4.25         4.44              3.83
--------------------------------------------------------------------------------
$50,000 but less than $100,000         3.75         3.90              3.38
--------------------------------------------------------------------------------
$100,000 but less than $250,000        3.25         3.36              2.93
--------------------------------------------------------------------------------
$250,000 but less than $500,000        2.75         2.83              2.48
--------------------------------------------------------------------------------
$500,000 but less than $1,000,000      2.00         2.04              1.80
--------------------------------------------------------------------------------
$1,000,000 or more                       -0-          -0-          up to 1.00*
--------------------------------------------------------------------------------

* A distributor pays up to 1.00% to a Service Agent.


Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.


Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


                                                   Smith Barney Mutual Funds  11

Accumulation privilege -- lets you combine the current value of Class A shares owned

o     by you, or
o     by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of intent -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

Waivers for certain Class A investors. Class A initial sales charges are waived for certain types of investors, including:

o     Employees of NASD members
o Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
o Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

--------------------------------------------------------------------------------
                                                                  6th through
Year after purchase       1st     2nd     3rd     4th     5th        8th
--------------------------------------------------------------------------------
Deferred sales charge     5%      4%      3%      2%      1%         0%
--------------------------------------------------------------------------------

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.


12  International All Cap Growth Portfolio

Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
Shares issued:            Shares issued:               Shares issued:
At initial                On reinvestment of           Upon exchange from
purchase                  dividends and                another Smith Barney
                          distributions                fund
--------------------------------------------------------------------------------
Eight years after         In same proportion as the    On the date the shares
the date of               number of Class B shares     originally acquired
purchase                  converting is to total       would have converted
                          Class B shares you own       into Class A shares
                          (excluding shares issued
                          as dividends)

Class L shares


You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% of the offering price (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.


Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $5,000,000 initial investment requirement. You can also use a letter of intent to meet this requirement by buying Class Y shares over a 6-month period. To qualify, you must initially invest $1,000,000.


                                                   Smith Barney Mutual Funds  13

--------------------------------------------------------------------------------
More about deferred sales charges
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

o     Shares exchanged for shares of another Smith Barney fund
o     Shares representing reinvested distributions and dividends
o     Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.


The fund's distributor receives deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.


Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

o     On payments made through certain systematic withdrawal plans
o     On certain distributions from a retirement plan
o     For involuntary redemptions of small account balances
o     For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


14  International All Cap Growth Portfolio

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

            Through a     You should contact your Service Agent to open a bro-
        Service Agent     kerage account and make arrangements to buy shares.

                          If you do not provide the following information, your order will be rejected

                          o   Class of shares being bought
                          o   Dollar amount or number of shares being bought

                          Your Service Agent may charge an annual account
                          maintenance fee.
--------------------------------------------------------------------------------
          Through the     Qualified retirement plans and certain other investors
                 fund     who are clients of certain Service Agents are eligible
                          to buy shares directly from the fund.

                          o   Write the fund at the following address:
                                Smith Barney World Funds, Inc.
                                International All Cap Growth Portfolio
                                (Specify class of shares)
                                PFPC Global Fund Services
                                P.O. Box 9699
                                Providence, RI 02940-9699

                          o Enclose a check to pay for the shares. For initial purchases, complete and send an account application.

                          o   For more information, call the transfer agent at
                              1-800-451-2010.
--------------------------------------------------------------------------------
            Through a     You may authorize your Service Agent or the sub-
           systematic     transfer agent to transfer funds automatically from
      investment plan     (i) a regular bank account, (ii) cash held in a
                          brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                          o Amounts transferred should be at least: $25 monthly or $50 quarterly.

                          o If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                          For more information, contact your Service Agent or the transfer agent or consult the SAI.


                                                   Smith Barney Mutual Funds  15

--------------------------------------------------------------------------------
Exchanging shares
--------------------------------------------------------------------------------

         Smith Barney     You should contact your Service Agent to exchange into
 offers a distinctive     other Smith Barney funds. Be sure to read the
      family of funds     prospectus of the Smith Barney fund you are exchanging
tailored to help meet     into. An exchange is a taxable transaction.
    the varying needs
    of both large and     o   You may exchange shares only for shares of the
      small investors         same class of another Smith Barney fund. Not all
                              Smith Barney funds offer all classes.
                          o   Not all Smith Barney funds may be offered in your
                              state of residence. Contact your Service Agent or the transfer agent.

                          o Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements for each fund (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made.

                          o   If you hold share certificates, the transfer agent
                              must receive the certificates endorsed for
                              transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                          o   The fund may suspend or terminate your exchange
                              privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------
 Waiver of additional     Your shares will not be subject to an initial sales
        sales charges     charge at the time of the exchange.

                          Your deferred sales charge (if any) will continue to
                          be measured from the date of your original purchase.
                          If the fund you exchange into has a higher deferred
                          sales charge, you will be subject to that charge. If
                          you exchange at any time into a fund with a lower
                          charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------
         By telephone     If you do not have a brokerage account with a Service
                          Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                          Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                          (Eastern time).

                          You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
              By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.


16  International All Cap Growth Portfolio

--------------------------------------------------------------------------------
Redeeming shares
--------------------------------------------------------------------------------

            Generally     Contact your Service Agent to redeem shares of the
                          fund.

                          If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                          If the shares are held by a fiduciary or corporation, other documents may be required.

                          Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                          If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
              By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                            Smith Barney World Funds, Inc.
                            International All Cap Growth Portfolio
                            (Specify class of shares)
                            c/o PFPC Global Fund Services
                            P.O. Box 9699
                            Providence, RI 02940-9699

                          Your written request must provide the following:


                          o   The name of the fund and account number

                          o The class of shares and the dollar amount or number of shares to be redeemed
                          o Signatures of each owner exactly as the account is registered




                                                   Smith Barney Mutual Funds  17

         By telephone     If you do not have a brokerage account with a Service
                          Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions.
                          If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m.
                          and 4:00 p.m. (Eastern time).


                          Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                          (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or electronic transfer (ACH).

--------------------------------------------------------------------------------
       Automatic cash     You can arrange for the automatic redemption of a
      withdrawal plan     portion of your shares on a monthly or quarterly
                          basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

                          The following conditions apply:

                          o   Your shares must not be represented by
                              certificates
                          o   All dividends and distributions must be reinvested

                              For more information, contact your Service Agent or consult the SAI.


18  International All Cap Growth Portfolio

--------------------------------------------------------------------------------
Other things to know about share transactions
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

o     Name of the fund
o     Account number
o     Class of shares being bought, exchanged or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:

o     Are redeeming over $50,000
o Are sending signed share certificates or stock powers to the sub-transfer agent
o Instruct the sub-transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

o     Suspend the offering of shares
o     Waive or change minimum and additional investment amounts
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege
o     Suspend telephone transactions
o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
o Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.


                                                   Smith Barney Mutual Funds  19

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.


Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.


20  International All Cap Growth Portfolio

--------------------------------------------------------------------------------
Dividends, distributions and taxes
--------------------------------------------------------------------------------

Dividends The fund generally pays dividends, if any, quarterly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from both income and gains. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

--------------------------------------------------------------------------------
        Transaction                          Federal tax status
--------------------------------------------------------------------------------
Redemption or exchange of shares             Usually capital gain or loss;
                                             long-term only if shares owned
                                             more than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions         Long-term capital gain
--------------------------------------------------------------------------------
Short-term capital gain distributions        Ordinary income
--------------------------------------------------------------------------------
Dividends                                    Ordinary income
--------------------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


                                                   Smith Barney Mutual Funds  21

--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.


The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes, which is 12 noon Eastern time. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's sub-transfer agent before the sub-transfer agent's close of business.


22  International All Cap Growth Portfolio

--------------------------------------------------------------------------------
Financial highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

--------------------------------------------------------------------------------
For a Class A share of capital stock
outstanding throughout each year ended October 31:
--------------------------------------------------------------------------------


                                         2001(1)        2000(1)        1999(1)         1998(1)        1997(1)
---------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year                   $   24.49       $   26.75       $   20.39       $   20.36       $  18.64
---------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income (loss)             0.01           (0.08)          (0.03)          (0.00)*        (0.04)
  Net realized and unrealized
    gain (loss)                           (8.24)           0.06            6.39            0.03           1.77
---------------------------------------------------------------------------------------------------------------
Total income (loss) from
  operations                              (8.23)          (0.02)           6.36            0.03           1.73
---------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income(2)                   --           (0.38)             --              --          (0.01)
  Net realized gains                      (4.44)          (1.86)             --              --             --
  Capital                                 (0.00)*            --              --              --             --
---------------------------------------------------------------------------------------------------------------
Total distributions                       (4.44)          (2.24)             --              --          (0.01)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year          $   11.82       $   24.49       $   26.75       $   20.39       $  20.36
---------------------------------------------------------------------------------------------------------------
Total return                             (39.64)%         (1.62)%         31.19%           0.15%          9.30%
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s       $ 198,677       $ 683,133       $ 598,043       $ 453,029       $464,796
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                  1.24%          1.21%           1.28%           1.28%          1.31%
  Net investment
    income (loss)                          0.03           (0.29)          (0.13)           0.00**        (0.18)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       8%             26%             31%             25%            35%
---------------------------------------------------------------------------------------------------------------


(1)   Per share amounts calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for federal income tax purposes.
*     Amount represents less than $0.01.
**    Amount represents less than 0.01%.


                                                   Smith Barney Mutual Funds  23

--------------------------------------------------------------------------------
For a Class B share of capital stock
outstanding throughout each year ended October 31:
--------------------------------------------------------------------------------


                                         2001(1)        2000(1)        1999(1)         1998(1)        1997(1)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year    $   23.89       $   26.13       $   20.08       $   20.22       $   18.65
---------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment loss                     (0.12)          (0.33)          (0.23)          (0.18)          (0.20)
  Net realized and unrealized
    gain (loss)                           (7.95)           0.07            6.28            0.04            1.77
---------------------------------------------------------------------------------------------------------------
Total income (loss) from
  operations                              (8.07)          (0.26)           6.05           (0.14)           1.57
---------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income(2)                   --           (0.12)             --              --              --
  Net realized gains                      (4.44)          (1.86)             --              --              --
  Capital                                 (0.00)*            --              --              --              --
---------------------------------------------------------------------------------------------------------------
Total distributions                       (4.44)          (1.98)             --              --              --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year          $   11.38       $   23.89       $   26.13       $   20.08       $   20.22
---------------------------------------------------------------------------------------------------------------
Total return                             (40.04)%         (2.43)%         30.13%          (0.69)%          8.42%
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s       $  80,823       $ 192,707       $ 200,071       $ 180,980       $ 231,148
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                 2.10%           2.06%           2.08%           2.09%           2.11%
  Net investment income (loss)            (0.79)          (1.15)          (1.01)          (0.84)          (0.95)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       8%             26%             31%             25%             35%
---------------------------------------------------------------------------------------------------------------


(1)   Per share amounts calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for federal income tax purposes.

*     Amount represents less than $0.01.




24  International All Cap Growth Portfolio

--------------------------------------------------------------------------------
For a Class L share of capital stock
outstanding throughout each year ended October 31:
--------------------------------------------------------------------------------


                                         2001(1)        2000(1)        1999(1)         1998(1)(2)      1997(1)
---------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of  year                  $   23.53       $   25.76       $   19.79       $   19.93       $   18.38
----------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment loss                     (0.11)          (0.31)          (0.22)          (0.17)          (0.22)
  Net realized and unrealized
    gain (loss)                           (7.82)           0.06            6.19            0.03            1.77
----------------------------------------------------------------------------------------------------------------
Total income (loss) from
  operations                              (7.93)          (0.25)           5.97           (0.14)           1.55
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income(3)                   --           (0.12)             --              --              --
  Net realized gains                      (4.44)          (1.86)             --              --              --
  Capital                                 (0.00)*            --              --              --              --
----------------------------------------------------------------------------------------------------------------
Total distributions                       (4.44)          (1.98)             --              --              --
----------------------------------------------------------------------------------------------------------------
Net assets value, end of year         $   11.16       $   23.53       $   25.76       $   19.79       $   19.93
----------------------------------------------------------------------------------------------------------------
Total return                             (40.06)%         (2.42)%         30.17%          (0.70)%          8.43%
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s       $  81,482       $ 190,144       $ 178,259       $ 152,569       $ 200,849
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                 2.08%           2.04%           2.07%           2.07%           2.12%
  Net investment loss                     (0.77)          (1.13)          (0.98)          (0.81)          (0.97)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       8%             26%             31%             25%             35%
----------------------------------------------------------------------------------------------------------------


(1)   Per share amounts calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L shares,

*     Amount represents less than $0.01.




                                                   Smith Barney Mutual Funds  25

--------------------------------------------------------------------------------
For a Class Y share of capital stock
outstanding throughout each year ended October 31:
--------------------------------------------------------------------------------


                                         2001(1)        2000(1)        1999(1)         1998(1)        1997(1)
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year    $   24.60       $   26.88        $   20.41          20.38       $   18.64
---------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                    0.06           (0.00)*           0.03           0.08            0.04
  Net realized and unrealized
    gain (loss)                           (8.27)           0.07             6.44           0.01            1.76
---------------------------------------------------------------------------------------------------------------
Total income (loss) from
  operations                              (8.21)           0.07             6.47           0.09            1.80
---------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income(2)                   --           (0.49)              --          (0.06)          (0.06)
  Net realized gains                      (4.44)          (1.86)              --             --              --
  Capital                                 (0.00)*            --               --             --              --
---------------------------------------------------------------------------------------------------------------
Total distributions                       (4.44)          (2.35)              --          (0.06)          (0.06)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year          $   11.95       $   24.60        $   26.88      $   20.41       $   20.38
---------------------------------------------------------------------------------------------------------------
Total return                             (39.34)%         (1.31)%          31.70%          0.45%           9.68%
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s       $ 198,655       $ 338,192        $ 354,242      $ 333,979       $ 301,852
---------------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Expenses                                 0.94%           0.92%            0.92%          0.91%           0.94%
  Net investment income                    0.39           (0.01)            0.14           0.37            0.23
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       8%             26%              31%            25%             35%
---------------------------------------------------------------------------------------------------------------


(1)   Per share amounts calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for federal income tax purposes.

*     Amount represents less than $0.01.




26  International All Cap Growth Portfolio

                    (This page is intentionally left blank.)

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

[SMITH BARNEY LOGO] Smith Barney
                    Mutual Funds

Your Serious Money, Professionally Managed.(SM)


International
All Cap Growth
Portfolio


An investment portfolio of
Smith Barney World Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund ends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.


(Investment Company Act
file no. 811-06290)
FD02253 2/02

[UNION LOGO]


[RECYCLE LOGO]  Because we care about the environment, this prospectus has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

--------------------------------------------------------------------------------
                                   PROSPECTUS

--------------------------------------------------------------------------------
                                 INTERNATIONAL
                                 ALL CAP GROWTH
                                    PORTFOLIO
--------------------------------------------------------------------------------

Class Z Shares

February 28, 2002

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                 [SMITH BARNEY LOGO] Smith Barney
                                     Mutual Funds

                 Your Serious Money, Professionally Managed.(SM)

--------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

International All Cap
Growth Portfolio


--------------------------------------------------------------------------------
Contents
--------------------------------------------------------------------------------


Investments, risks and performance ........................................    2

More on the fund's investments ............................................    6

Management ................................................................    7

Buying, selling and exchanging Class Z shares .............................    8

Share price ...............................................................    9

Dividends, distributions and taxes ........................................   10

Financial highlights ......................................................   11


The Class Z shares described in this prospectus are offered exclusively for sale to tax-exempt employee benefit and retirement plans of Salomon Smith Barney Inc. or any of its affiliates.


                                                   Smith Barney Mutual Funds   1

--------------------------------------------------------------------------------
Investments, risks and performance
--------------------------------------------------------------------------------

Investment objective

The fund seeks total return on its assets from growth of capital and income.

Principal investment strategies

Key investments The fund invests primarily in equity securities of foreign companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

Selection process The manager emphasizes individual security selection while diversifying the fund's investments across regions and countries which can help to reduce risk. While the manager selects investments primarily for their capital appreciation potential, some investments have an income component as well. Companies in which the fund invests may have large, mid or small size market capitalizations and may operate in any market sector. Market conditions around the world change constantly as does the location of potential investment opportunities. Depending on the manager's assessment of overseas potential for long-term growth, the fund's emphasis among foreign markets and types of issuers may vary. In selecting individual companies for investment, the manager looks for the following:

o     Above average earnings growth
o     High relative return on invested capital
o     Experienced and effective management
o     Effective research, product development and marketing
o     Competitive advantages
o     Strong financial condition or stable or improving credit quality

By spreading the fund's investments across many international markets, the manager seeks to reduce volatility compared to an investment in a single region. Unlike global mutual funds which may allocate a substantial portion of assets to the U.S. markets, the fund invests substantially all of its assets in countries outside of the U.S. In allocating assets among countries and regions, the economic and political factors the manager evaluates include:

o Low or decelerating inflation which creates a favorable environment for securities markets
o Stable governments with policies that encourage economic growth, equity investment and development of securities markets
o     Currency stability
o     The range of individual investment opportunities


2   International All Cap Growth Portfolio

Principal risks of investing in the fund

Investing in foreign securities can bring added benefits, but it may also involve additional risks. Investors could lose money on their investment in the fund or the fund may not perform as well as other investments, if:

o     Foreign stock prices decline
o Adverse governmental action or political, economic or market instability affects a foreign country or region
o The currency in which a security is priced declines in value relative to the U.S. dollar
o The manager's judgment about the attractiveness, value or potential appreciation of a particular stock proves to be incorrect

The fund invests in certain European countries where the securities markets are less liquid and more volatile than markets in the U.S. In some European countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in the emerging markets of Eastern Europe are substantially greater than investing in the more developed markets of Western Europe.

Who may want to invest  The fund may be an appropriate investment if you:

o Are seeking to participate in the long-term growth potential of international markets
o Currently have exposure to U.S. stock markets and wish to diversify your investment portfolio by adding non-U.S. stocks that may not move in tandem with U.S. stocks
o Are comfortable with the risks of the stock market and the special risks of investing in foreign securities, including emerging market securities


                                                   Smith Barney Mutual Funds   3

Risk return bar chart


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class Z shares for each of the last seven calendar years.


--------------------------------------------------------------------------------
                         Total Return for Class Z Shares
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]


      95        96         97        98         99          00           01
      --        --         --        --         --          --           --
    2.98%     14.06%     2.22%     12.13%     60.83%     (30.49)%     (30.10%

                        Calendar years ended December 31

Quarterly returns:


Highest: 43.03% in 4th quarter 1999; Lowest: (20.90)% in 3rd quarter 2001.


Risk return table


This table compares the before and after tax average annual total return of Class Z of the fund for the periods shown with that of the MSCI EAFE Index, a broad-based unmanaged index of foreign stocks. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. Class Z's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



4   International All Cap Growth Portfolio

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                     Calendar Years Ended December 31, 2001
--------------------------------------------------------------------------------

                                                              Since    Inception
                            1 year     5 years   10 years   Inception     Date
--------------------------------------------------------------------------------

Class Z                                                                 11/07/94


Return Before Taxes        (30.10)%    (2.18)%      n/a       (0.34)%
--------------------------------------------------------------------------------
Return After Taxes
  on Distributions         (30.10)%    (3.34)%      n/a       (1.35)%
--------------------------------------------------------------------------------
Return After Taxes
  on Distributions and
  Sale of Fund Shares      (18.33)%    (1.38)%      n/a       (0.11)%
--------------------------------------------------------------------------------
MSCI EAFE Index            (21.44)%     0.89%       n/a        2.89%        *
------------------------------------------------------------\-------------------


* Index comparison begins on November 30, 1994. Index performance reflects no deduction for fees, expenses or taxes.

Fee table


This table sets forth the fees and expenses you will pay if you invest in fund shares.


--------------------------------------------------------------------------------
                         Annual fund operating expenses
--------------------------------------------------------------------------------
(expenses deducted from fund assets)
--------------------------------------------------------------------------------
Management fee                                                             0.85%
--------------------------------------------------------------------------------
Other expenses                                                             0.09%
--------------------------------------------------------------------------------
Total annual fund operating expenses                                       0.94%
--------------------------------------------------------------------------------


Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o     You invest $10,000 in the fund for the period shown
o     Your investment has a 5% return each year
o     You reinvest all distributions and dividends
o     The fund's operating expenses remain the same

--------------------------------------------------------------------------------
                       Number of years you own your shares
--------------------------------------------------------------------------------
                                        1 year   3 years   5 years  10 years
--------------------------------------------------------------------------------

Class Z (with or without redemption)      $96     $300      $520      $1155
--------------------------------------------------------------------------------



                                                   Smith Barney Mutual Funds   5

--------------------------------------------------------------------------------
More on the fund's investments
--------------------------------------------------------------------------------

Currency transactions The fund may enter into transactions to buy or sell currencies at a future date, which may be a few days or a number of months. The fund may enter into these forward currency contracts to:

o     Settle transactions in securities quoted in foreign currencies
o Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar.

The fund may not fully benefit from or may lose money on forward currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings.

Debt securities The fund may invest up to 20% of its assets in debt securities of foreign corporate and governmental issuers as well as U.S. Government securities and money market obligations of U.S. issuers. The fund may invest in all types of debt securities of any maturity or credit quality. These securities may be denominated in U.S. dollars or other currencies and may pay fixed or variable rates of interest. The value of debt securities will go down if interest rates go up, or the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. These risks are greater for debt securities rated below investment grade.

Emerging markets The fund may invest up to 20% of assets in issuers located or doing business in emerging markets. Emerging market investments offer the potential of significant gains but also involve greater risks than investing in more developed countries. Political or economic stability, lack of market liquidity and government actions such as currency controls or seizure of private businesses or property are more likely in emerging markets.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.



6   International All Cap Growth Portfolio

--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------


Manager The fund's investment manager is Smith Barney Fund Management LLC, ("SBFM") an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney") The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Jeffrey Russell and James Conheady, investment officers of the manager and managing directors of Salomon Smith Barney, have been responsible for the day-to-day management of the fund since its inception.


Management fee For its services, the manager received a fee during the fund's last fiscal year equal to 0.85% of the fund's average daily net assets.


Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.



                                                   Smith Barney Mutual Funds   7

--------------------------------------------------------------------------------
Buying, selling and exchanging Class Z shares
--------------------------------------------------------------------------------

Buying You may buy, sell or exchange Class Z shares only through a "qualified plan." A qualified plan is a tax-exempt employee benefit or retirement plan of Salomon Smith Barney Inc. or one of its affiliates.

There are no minimum investment requirements for Class Z shares. However, the fund reserves the right to change this policy at any time.

Orders to buy Class Z shares must be made in accordance with the terms of a qualified plan. If you are a participant in a qualified plan, you may place an order with your plan to buy Class Z shares at net asset value, without any sales charge. Payment is due to Salomon Smith Barney on settlement date, which is the third business day after your order is accepted. If you make payment prior to this date, you may designate a temporary investment (such as a money market fund of the Smith Barney funds) for payment until settlement date. The fund reserves the right to reject any order to buy shares and to suspend the offering of shares for a period of time.

Selling Qualified plans may redeem their shares on any day on which the fund calculates its net asset value. You should consult the terms of your qualified plan for special redemption provisions.

Exchanging You should consult your qualified plan for information about available exchange options.

Other information The fund has the right to:

o     Suspend the offering of shares
o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege


8   International All Cap Growth Portfolio

--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------

Qualified plans may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. The Exchange is closed on certain holidays listed in the SAI. This calculation is done when regular trading closes on the Exchange.

The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes, which is 12 noon Eastern time. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when your qualified plan cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your qualified plan before the New York Stock Exchange closes. If the Exchange closes early, you must place your order with your qualified plan prior to the actual closing time. Otherwise, you will receive the next business day's price.

Your qualified plan must transmit all orders to buy, exchange or redeem shares to the fund's agent before the agent's close of business.


                                                   Smith Barney Mutual Funds   9

--------------------------------------------------------------------------------
Dividends, distributions and taxes
--------------------------------------------------------------------------------

Dividends The fund generally pays dividends, if any, quarterly, and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. The fund expects distributions to be primarily from both income and gains. You do not pay a sales charge on reinvested distributions or dividends.

Taxes In general, redeeming Class Z shares, exchanging Class Z shares and receiving distributions are all non-taxable events for purposes of federal income taxation.


After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide your qualified plan with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds.


Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


10  International All Cap Growth Portfolio

--------------------------------------------------------------------------------
Financial highlights
--------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of Class Z shares for the past five fiscal years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a Class Z share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request).


--------------------------------------------------------------------------------
For a Class Z share of capital stock
outstanding throughout each year ended October 31:
--------------------------------------------------------------------------------


                                         2001(1)        2000(1)        1999(1)         1998(1)        1997(1)
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year    $   24.58       $   26.85       $   20.39       $   20.36       $   18.62
---------------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income (loss)             0.06           (0.00)*          0.04            0.08            0.05
  Net realized and unrealized
    gain (loss)                           (8.27)           0.08            6.42            0.01            1.75
Total income (loss) from
  operations                              (8.21)           0.08            6.46            0.09            1.80
Less distribution from:
  Net investment income(2)                   --           (0.49)             --           (0.06)          (0.06)
  Net realized gains                      (4.44)          (1.86)             --              --              --
  Capital                                 (0.00)*            --              --              --              --
---------------------------------------------------------------------------------------------------------------
Total distributions                       (4.44)          (2.35)             --           (0.06)          (0.06)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year          $   11.93       $   24.58       $   26.85       $   20.39       $   20.36
---------------------------------------------------------------------------------------------------------------
Total return                             (39.37)%         (1.28)%         31.68%           0.45%           9.69%
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s       $  78,621       $ 142,448       $ 137,212       $ 117,132       $ 131,709
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                                 0.94%           0.92%           0.92%           0.92%           0.94%
  Net investment income (loss)             0.41           (0.00)**         0.16            0.36            0.22
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       8%             26%             31%             25%             35%
---------------------------------------------------------------------------------------------------------------


(1)   Per share amounts calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for federal income tax purposes.

*     Amount represents less than $0.01.

**    Amount represents less than 0.01%.


                                                   Smith Barney Mutual Funds  11

                    (This page is intentionally left blank.)

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

[SMITH BARNEY LOGO] Smith Barney
                    Mutual Funds

Your Serious Money, Professionally Managed.(SM)


International All
Cap Growth
Portfolio


An investment portfolio of
Smith Barney World Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund ends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.


(Investment Company Act
file no. 811-06290)
FD02254 2/02

[UNION LOGO]


[RECYCLE LOGO]  Because we care about the environment, this prospectus has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

--------------------------------------------------------------------------------
                                   PROSPECTUS

--------------------------------------------------------------------------------
                                     GLOBAL
                                   GOVERNMENT
                                 BOND PORTFOLIO
--------------------------------------------------------------------------------

Class A, B, L and Y Shares


February 28, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                 [SMITH BARNEY LOGO] Smith Barney
                                     Mutual Funds

                 Your Serious Money, Professionally Managed.(SM)

--------------------------------------------------------------------------------
INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
--------------------------------------------------------------------------------

Global Government
Bond Portfolio


--------------------------------------------------------------------------------
Contents
--------------------------------------------------------------------------------

Investments, risks and performance ........................................    2

More on the fund's investments ............................................    7

Management ................................................................    8

Choosing a class of shares to buy .........................................    9

Comparing the fund's classes ..............................................   10

Sales charges .............................................................   11

More about deferred sales charges .........................................   14

Buying shares .............................................................   15

Exchanging shares .........................................................   16

Redeeming shares ..........................................................   17

Other things to know about  share transactions ............................   19

Dividends, distributions and taxes ........................................   21

Share price ...............................................................   22

Financial highlights ......................................................   23



                                                   Smith Barney Mutual Funds   1

--------------------------------------------------------------------------------
Investments, risks and performance
--------------------------------------------------------------------------------

Investment objective

The fund seeks as high a level of current income and capital appreciation as is consistent with its policy of investing principally in high quality bonds of the United States and foreign governments.

Principal investment strategies

Key investments The fund invests primarily in high quality bonds issued or guaranteed by the United States or foreign governments, their political subdivisions or their agencies, authorities, or instrumentalities. These bonds may be of any maturity or duration and may be denominated in various currencies.

Selection process In seeking to achieve its income objective, the manager considers and compares the relative yields of various obligations of various developed nations. In seeking to achieve its capital appreciation objective, the manager seeks the best values currently available in the marketplace. In both cases, the manager uses quantitative techniques to measure and assess risk. Depending on the manager's outlook, the fund's emphasis among foreign markets and between capital appreciation and income oriented investments may vary. The fund will not invest more than 45% of its assets in a single country, other than the United States. Allocation of the fund's investments will depend upon the relative attractiveness of the global markets and particular issuers.

In allocating assets among countries and regions, the economic and political factors the manager looks for include:

o Political and economic stability and favorable inflation and government deficit prospects
o     Favorable currency movements

In selecting securities of particular issuers, the manager looks for:

o Favorable yield, maturity, issue classification and quality characteristics

o     Strong financial condition or stable or improving credit quality


2   Global Government Bond Portfolio

Principal risks of investing in the fund

Investing in global government securities can bring added benefits, but it may also involve risks. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

o Government bond investments lose their value due to an increase in market interest rates in one or more regions, a decline in a government's credit rating or financial condition or a default by a government
o Adverse governmental action or, political, economic or market instability affects a foreign country or region
o An unhedged currency in which a security is priced declines in value relative to the U.S. dollar
o The manager's judgment about the attractiveness, relative yield, value or potential appreciation of a particular security, or the stability of a particular government proves to be incorrect

The fund invests in certain European countries where the securities markets are less liquid and more volatile than markets in the U.S. In some European countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the U.S. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in the emerging markets of Eastern Europe are substantially greater than investing in the more developed markets of Western Europe.

The fund is classified as "non-diversified," which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in a particular issuer the fund will be more susceptible to the negative events affecting that issuer.

Who may want to invest  The fund may be an appropriate investment if you:

o Are seeking current income and an opportunity to participate in the global bond markets
o Currently have exposure to U.S. and foreign stock markets or U.S. bond markets and wish to broaden your investment portfolio
o Are comfortable with the risks of fixed income securities and the special risks of investing in foreign securities, including emerging market securities
o Are seeking higher but potentially more volatile returns than those offered by U.S. fixed income investments


                                                   Smith Barney Mutual Funds   3

Risk return bar chart


This bar chart indicates the risks of investing in the fund by showing changes in the fund's performance from year to year. Past performance does not necessarily indicate how the fund will perform in the future. This bar chart shows the performance of the fund's Class A shares for each of the past ten years. Class B, L and Y shares would have different performance because of their different expenses. The performance information in the chart does not reflect sales charges, which would reduce your return. Total Return for Class A Shares


   [The following table was depicted as a bar chart in the printed material.]

 92      93      94        95      96       97      98      99       00     01
 --      --      --        --      --       --      --      --       --     --
0.91%  19.13%  (3.99)%   15.36%   7.52%    8.15%   8.25%  (3.34)%   9.40%  5.53%

                        Calendar years ended December 31

Quarterly returns:

Highest: 5.14% in 2nd quarter 1993;  Lowest: (3.61)% in 1st quarter 1992.


4   Global Government Bond Portfolio

Risk return table


This table compares the before and after tax average annual total return of the fund for the periods shown with that of the J.P. Morgan Global Government Bond Market Index ("MGBM Index"), a broad-based unmanaged index of foreign debt securities. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. After-tax returns are only for Class A and the after-tax returns for other classes will vary. This table assumes the maximum sales load applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
                     Calendar Years Ended December 31, 2001
--------------------------------------------------------------------------------

                                                          Since      Inception
                          1 year   5 years  10 years    Inception      Date
Class A
                                                                     07/22/91
Return Before Taxes       0.76%     4.53%     5.97%      6.90%
-------------------------------------------------------------------------------
Return After Taxes
  on Distributions       (0.78)%    1.27%     2.72%       n/a
-------------------------------------------------------------------------------
Return After Taxes
  on Distributions and
  Sale of Fund Shares     0.45%     1.98%     3.15%       n/a
-------------------------------------------------------------------------------
Other Classes (Return Before Taxes Only)
-------------------------------------------------------------------------------
Class B                   0.41%     4.75%      n/a       6.55%       11/10/94
-------------------------------------------------------------------------------
Class L                   3.04%     4.80%      n/a       6.45%       01/04/93
-------------------------------------------------------------------------------
Class Y                   5.88%     5.85%      n/a       7.09%       02/19/93
-------------------------------------------------------------------------------
MGBM Index               (0.79)%    2.41%      n/a       5.24%           *
-------------------------------------------------------------------------------

* Index performance reflects no deduction for fees, expenses or taxes.



                                                   Smith Barney Mutual Funds   5

Fee table

This table sets forth the fees and expenses you will pay if you invest in fund shares.

--------------------------------------------------------------------------------
                                Shareholder fees
--------------------------------------------------------------------------------
(fees paid directly from your investment)   Class A   Class B   Class L  Class Y
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed
on purchases (as a % of offering price)      4.50%      None     1.00%     None
--------------------------------------------------------------------------------
Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or redemption)       None*      4.50%    1.00%     None

--------------------------------------------------------------------------------
                         Annual fund operating expenses
--------------------------------------------------------------------------------
(expenses deducted from fund assets)     Class A    Class B    Class L   Class Y
--------------------------------------------------------------------------------
Management fee                            0.75%      0.75%      0.75%     0.75%
--------------------------------------------------------------------------------
Distribution and service (12b-1) fees     0.25%      0.75%      0.70%     None
--------------------------------------------------------------------------------
Other expenses                            0.23%      0.30%      0.24%     0.11%
--------------------------------------------------------------------------------
Total annual fund operating expenses      1.23%      1.80%      1.69%     0.86%

* You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

o     You invest $10,000 in the fund for the period shown
o     Your investment has a 5% return each year
o     You reinvest all distributions and dividends without a sales charge
o     The fund's operating expenses remain the same


--------------------------------------------------------------------------------
                      Number of years you own your shares
--------------------------------------------------------------------------------
                                        1 year   3 years   5 years  10 years
--------------------------------------------------------------------------------
Class A (with or without redemption
      at end of period)                  $570     $823     $1,095    $1,872
-------------------------------------------------------------------------------
Class B (redemption at end of period)    $633     $866     $1,075    $1,966
--------------------------------------------------------------------------------
Class B (no redemption)                  $183     $566     $  975    $1,966
--------------------------------------------------------------------------------
Class L (redemption at end of period)    $370     $627     $1,009    $2,078
--------------------------------------------------------------------------------
Class L (no redemption)                  $270     $627     $1,009    $2,078
--------------------------------------------------------------------------------
Class Y (with or without redemption
      at end of period)                  $ 88     $274     $  477    $1,061



6   Global Government Bond Portfolio

--------------------------------------------------------------------------------
More on the fund's investments
--------------------------------------------------------------------------------


Other debt securities In addition to high quality debt securities of developed country governments, the fund may also invest up to 10% of its assets in debt instruments, including loans and loan participations, of governmental issuers in developing countries. Lower quality securities may be unrated or below investment grade or in default. These securities may be speculative and involve high risk of loss. The fund may also invest up to 35% of its assets in U.S. and foreign non-governmental debt securities that are rated A or better at the time of purchase or, if unrated, are of comparable quality.

Derivatives and hedging techniques The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

o To hedge against the economic impact of adverse changes in the market value of its securities because of changes in bond prices, currency exchange rates or interest rates
o     As a substitute for buying or selling currencies or securities

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's bond, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when bond prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

Impact of high portfolio turnover The fund may engage in active and frequent trading. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.


Defensive investing The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.



                                                   Smith Barney Mutual Funds   7

--------------------------------------------------------------------------------
Management
--------------------------------------------------------------------------------


Manager The fund's investment manager is Smith Barney Fund Management LLC, ("SBFM") an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 333 West 34th Street, New York, New York 10001. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world. Smith Barney Global Capital Management, Inc., a U.S. registered investment adviser located at 10 Piccadilly, London, England, furnishes the manager with information, advice and assistance and is available for consultation to the fund.


Denis Mangan, investment officer of the manager and managing director of Smith Barney Global Capital Management, Inc., has been responsible for the day-to-day management of the fund since 1995.

Management fee For its services, the manager received a fee during the fund's last fiscal year equal to 0.75% of the fund's average daily net assets.

Distribution plan The fund has adopted a Rule 12b-1 distribution plan for its Class A, B and L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.


Transfer agent and shareholder servicing agent Travelers Bank & Trust, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder recordkeeping and accounting services.



8   Global Government Bond Portfolio

--------------------------------------------------------------------------------
Choosing a class of shares to buy
--------------------------------------------------------------------------------

You can choose among four classes of shares: Classes A, B, L and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

o If you plan to invest regularly or in large amounts, buying Class A shares may help you reduce sales charges and ongoing expenses.

o For Class B shares, all of your purchase amount and, for Class L shares, more of your purchase amount (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well.

o Class L shares have a shorter deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares, and Class L shares do not, Class B shares may be more attractive to long-term investors.

You may buy shares from:

o A broker/dealer, financial intermediary, financial institution or a distributor's financial consultants (each called a "Service Agent")

o The fund, but only if you are investing through certain qualified plans or Service Agents

All Classes of shares are not available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

--------------------------------------------------------------------------------
                                             Initial             Additional
--------------------------------------------------------------------------------
                                    Classes A, B, L    Class Y     All Classes

--------------------------------------------------------------------------------
General                                 $1,000       $15 million       $50
--------------------------------------------------------------------------------
IRAs, Self Employed Retirement Plans,
Uniform Gift to Minor Accounts           $250        $15 million       $50
--------------------------------------------------------------------------------
Qualified Retirement Plans*               $25        $15 million       $25
--------------------------------------------------------------------------------
Simple IRAs                               $1             n/a           $1
--------------------------------------------------------------------------------
Monthly Systematic Investment Plans       $25            n/a           $25
--------------------------------------------------------------------------------
Quarterly Systematic Investment Plans     $50            n/a           $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans


                                                   Smith Barney Mutual Funds   9

--------------------------------------------------------------------------------
Comparing the fund's classes
--------------------------------------------------------------------------------

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

----------------------------------------------------------------------------------------------------------------
                              Class A                   Class B                Class L              Class Y
----------------------------------------------------------------------------------------------------------------
Key features               o Initial sales           o No initial           o Initial sales      o No initial
                             charge                    sales charge           charge is            or deferred
                           o You may qual-           o Deferred               lower than           sales charge
                             ify for reduc-            sales charge           Class A            o Must invest
                             tion or waiver            declines             o Deferred sales       at least
                             of initial sales          over time              charge for           $15 million
                             charge                  o Converts to            only 1 year        o Lower annual
                           o Lower annual              Class A after        o Does not con-        expenses than
                             expenses than             8 years                vert to Class A      the other
                             Class B and             o Higher annual        o Higher annual        classes
                             Class L                   expenses than          expenses than
                                                       Class A                Class A
----------------------------------------------------------------------------------------------------------------
Initial sales              Up to 4.50%;              None                   1.00%                None
Charge                     reduced for
                           large purchases
                           and waived for
                           certain investors;
                           no charge for
                           purchases of
                           $500,000 or
                           more
----------------------------------------------------------------------------------------------------------------
Deferred                   1.00% on pur-             Up to 4.50%            1.00% if you         None
sales charge               chases of                 charged when           redeem within
                           $500,000 or               you redeem             1 year of
                           more if you               shares. The            purchase
                           redeem within             charge is
                           1 year of                 reduced over
                           purchase                  time and there
                                                     is no deferred
                                                     sales charge
                                                     after 6 years
----------------------------------------------------------------------------------------------------------------
Annual                     0.25% of aver-            0.75% of aver-         0.70% of aver-       None
distribution               age daily net             age daily net          age daily net
and service                assets                    assets                 assets
fees
----------------------------------------------------------------------------------------------------------------
Exchange                   Class A shares            Class B shares         Class L shares       Class Y shares
privilege*                 of most Smith             of most Smith          of most Smith        of most Smith
                           Barney funds              Barney funds           Barney funds         Barney funds
----------------------------------------------------------------------------------------------------------------

* Ask your Service Agent for the Smith Barney funds available for exchange.


10  Global Government Bond Portfolio

--------------------------------------------------------------------------------
Sales charges
--------------------------------------------------------------------------------

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount your purchase.


The table below also shows the amount of broker/dealer compensation that is paid out of the sales charge. This compensation includes commissions and other fees which Service Agents that sell shares of the fund receive. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.


--------------------------------------------------------------------------------
                                                              Broker/Dealer
                                    Sales Charge as a % of:    Commission
                                   Offering     Net amount      as a % of
Amount of purchase                 price (%)   invested (%)  offering price
--------------------------------------------------------------------------------
Less than $25,000                      4.50       4.71             4.05
--------------------------------------------------------------------------------
$25,000 but less than $50,000          4.00       4.17             3.60
--------------------------------------------------------------------------------
$50,000 but less than $100,000         3.50       3.63             3.15
--------------------------------------------------------------------------------
$100,000 but less than $250,000        2.50       2.56             2.25
--------------------------------------------------------------------------------
$250,000 but less than $500,000        1.50       1.52             1.35
--------------------------------------------------------------------------------
$500,000 or more                         -0-        -0-              -0-

Investments of $500,000 or more   You do not pay an initial sales charge
when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Qualifying for a reduced Class A sales charge There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.


                                                   Smith Barney Mutual Funds  11

Accumulation privilege -- lets you combine the current value of Class A shares owned

o     by you, or
o     by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.


Letter of intent -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.


Waivers for certain Class A investors Class A initial sales charges are waived for certain types of investors, including:

o     Employees of NASD members
o Investors participating in a fee-based program sponsored by certain broker/dealers affiliated with Citigroup
o Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ("SAI").

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase increases.

--------------------------------------------------------------------------------
                                                                 6th through
Year after purchase       1st     2nd     3rd     4th     5th        8th
--------------------------------------------------------------------------------
Deferred sales charge    4.5%     4%      3%      2%      1%         0%
--------------------------------------------------------------------------------

Service Agents selling Class B shares receive a commission of up to 4.50% of the purchase price of the Class B shares they sell. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares they are servicing.


12  Global Government Bond Portfolio

Class B conversion After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

--------------------------------------------------------------------------------
Shares issued:       Shares issued:                     Shares issued:
At initial           On reinvestment of                 Upon exchange from
purchase             dividends and                      another Smith Barney
                     distributions                      fund
--------------------------------------------------------------------------------
Eight years          In same proportion as the          On the date the shares
after the date       number of Class B shares           originally acquired
of purchase          converting is to total Class B     would have converted
                     shares you own (excluding          into Class A shares
                     shares issued as dividends)

Class L shares


You buy Class L shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class L shares within one year of purchase, you will pay a deferred sales charge of 1%. If you held Class C shares of the fund and/or other Smith Barney mutual funds on June 12, 1998, you will not pay an initial sales charge on Class L shares you buy before June 22, 2002.

Service Agents selling Class L shares receive a commission of up to 2.00% of the purchase price of the Class L shares they sell. Starting in the thirteenth month, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them.


Class Y shares

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest $5,000,000. The initial investment requirement is $2,000,000 for an institutional advisory client of a Citigroup investment advisor.


                                                   Smith Barney Mutual Funds  13

--------------------------------------------------------------------------------
More about deferred sales charges
--------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

o     Shares exchanged for shares of another Smith Barney fund
o     Shares representing reinvested distributions and dividends
o     Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.


The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.


Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

o     On payments made through certain systematic withdrawal plans
o     On certain distributions from a retirement plan
o     For involuntary redemptions of small account balances
o     For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


14  Global Government Bond Portfolio

--------------------------------------------------------------------------------
Buying shares
--------------------------------------------------------------------------------

           Through a    You should contact your Service Agent to open a
       Service Agent    brokerage account and make arrangements to buy shares.

                        If you do not provide the following information, your order will be rejected

                        o     Class of shares being bought
                        o     Dollar amount or number of shares being bought


                        Your Service Agent may charge an annual account maintenance fee.

--------------------------------------------------------------------------------
         Through the    Qualified retirement plans and certain other investors
                fund    who are clients of certain Service Agents are eligible
                        to buy shares directly from the fund.

                        o     Write the fund at the following address:
                                Smith Barney World Funds, Inc.
                                Global Government Bond Portfolio
                                (Specify class of shares)
                                c/o PFPC Global Fund Services
                                P.O. Box 9699
                                Providence, RI 02940-9699

                        o     Enclose a check to pay for the shares. For initial
                              purchases, complete and send an account
                              application.
                        o     For more information, call the transfer agent at
                              1-800-451-2010.
--------------------------------------------------------------------------------
           Through a You may authorize your Service Agent or the sub-transfer systematic agent to transfer funds automatically from (i) a regular
     investment plan    bank account, (ii) cash held in a brokerage account or
                        (iii) certain money market funds, in order to buy shares on a regular basis.

                        o Amounts transferred should be at least: $25 monthly or $50 quarterly.
                        o If you do not have sufficient funds in your account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee.

                        For more information, contact your Service Agent or the transfer agent or consult the SAI.
--------------------------------------------------------------------------------



                                                   Smith Barney Mutual Funds  15

--------------------------------------------------------------------------------
Exchanging shares
--------------------------------------------------------------------------------

 Smith Barney offers    You should contact your Service Agent to exchange into
a distinctive family    other Smith Barney funds. Be sure to read the prospectus
   of funds tailored    of the Smith Barney fund you are exchanging into. An
    to help meet the    exchange is a taxable transaction.
       varying needs
   of both large and    o     You may exchange shares only for shares of the
     small investors          same class of another Smith Barney fund. Not all
                              Smith Barney funds offer all classes.

                        o Not all Smith Barney funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

                        o Exchanges of Class A, Class B, Class L and Class Y shares are subject to minimum investment requirements for each fund (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made.

                        o If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

                        o     The fund may suspend or terminate your exchange
                              privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------
Waiver of additional    Your shares will not be subject to an initial sales
       sales charges    charge at the time of the exchange.

                        Your deferred sales charge (if any) will continue to be
                        measured from the date of your original purchase. If the
                        fund you exchange into has a higher deferred sales
                        charge, you will be subject to that charge. If you
                        exchange at any time into a fund with a lower charge,
                        the sales charge will not be reduced.
--------------------------------------------------------------------------------
        By telephone    If you do not have a brokerage account with a Service
                        Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock
                        Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).

                        You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------
             By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.


16  Global Government Bond Portfolio

Redeeming shares
--------------------------------------------------------------------------------

           Generally    Contact your Service Agent to redeem shares of the fund.

                        If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the redemption is effective.

                        If the shares are held by a fiduciary or corporation, other documents may be required.

                        Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                        If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------
             By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                          Smith Barney World Funds, Inc.
                          Global Government Bond Portfolio
                          (Specify class of shares)
                          c/o PFPC Global Fund Services
                          P.O. Box 9699
                          Providence, RI 02940-9699

                        Your written request must provide the following:


                        o     The name of the fund and account number

                        o The class of shares and the dollar amount or number of shares to be redeemed
                        o Signatures of each owner exactly as account is registered




                                                   Smith Barney Mutual Funds  17

        By telephone    If you do not have a brokerage account Service Agent,
                        you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Call the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                        (Eastern time).


                        Your redemption proceeds can be sent by check to your
                        address of record or by wire or electronic transfer
                        (ACH) to a bank account designated on your authorization
                        form. You must submit a new authorization form to change
                        the bank account designated to receive wire or
                        electronic transfers and you may be asked to provide
                        certain other documents. The sub-transfer agent may
                        charge a fee on a wire or electronic transfer (ACH).
--------------------------------------------------------------------------------
      Automatic cash    You can arrange for the automatic redemption of a por-
    withdrawal plans    tion of your shares on a monthly or quarterly basis. To
                        qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.


                        The following conditions apply:

                        o     Your shares must not be represented by
                              certificates
                        o     All dividends and distributions must be reinvested

                        For more information, contact your Service Agent or consult the SAI.



18  Global Government Bond Portfolio

--------------------------------------------------------------------------------
Other things to know about share transactions
--------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

o     Name of the fund
o     Account number
o     Class of shares being bought, exchanged or redeemed
o     Dollar amount or number of shares being bought, exchanged or redeemed
o     Signature of each owner exactly as the account is registered

The fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide a personal identification number for the account, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are employed, neither the fund nor the transfer agent will bear any liability for such transactions.

Signature guarantees To be in good order, your redemption request must include a signature guarantee if you:


o     Are redeeming over $50,000

o Are sending signed share certificates or stock powers to the sub-transfer agent
o Instruct the sub-transfer agent to mail the check to an address different from the one on your account
o     Changed your account registration
o     Want the check paid to someone other than the account owner(s)
o Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

o     Suspend the offering of shares
o     Waive or change minimum and additional investment amounts
o     Reject any purchase or exchange order
o     Change, revoke or suspend the exchange privilege
o     Suspend telephone transactions
o Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
o Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities.


                                                   Smith Barney Mutual Funds  19

Small account balances/Mandatory redemptions If your account falls below $500 ($250 for IRA accounts) because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amounts. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.


Excessive exchange transactions The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Share certificates The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.


Record ownership If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts.



20  Global Government Bond Portfolio

--------------------------------------------------------------------------------
Dividends, distributions and taxes
--------------------------------------------------------------------------------

Dividends The fund generally declares and pays monthly dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Capital gain distributions and dividends are reinvested in additional fund shares of the same class that you hold. The fund expects distributions to be primarily from income. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Taxes In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

--------------------------------------------------------------------------------
      Transaction                              Federal tax status
--------------------------------------------------------------------------------
Redemption or exchange of shares           Usually capital gain or loss;
                                           long-term only if shares owned more
                                           than one year
--------------------------------------------------------------------------------
Long-term capital gain distributions       Long-term capital gain
--------------------------------------------------------------------------------
Short-term capital gain distributions      Ordinary income
--------------------------------------------------------------------------------
Dividends                                  Ordinary income
--------------------------------------------------------------------------------

Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.


After the end of each year, the fund will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



                                                   Smith Barney Mutual Funds  21

--------------------------------------------------------------------------------
Share price
--------------------------------------------------------------------------------


You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed on the SAI.


The fund generally values its fund securities based on market prices or quotations. The fund's currency conversions are done when the London stock exchange closes, which is 12 noon Eastern time. When reliable market prices or quotations are not readily available, or when the value of a security has been materially affected by events occurring after a foreign exchange closes, the fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations to price the same securities.

International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the fund's sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the fund's agent before sub-transfer agent's close of business.


22  Global Government Bond Portfolio

--------------------------------------------------------------------------------
Financial highlights
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by KPMG LLP, independent auditors, whose report, along with the fund's financial statements, is included in the annual report (available upon request).

--------------------------------------------------------------------------------
For a Class A share of capital stock
outstanding throughout each year ended October 31:
--------------------------------------------------------------------------------


                                   2001(1)        2000(1)        1999(1)        1998(1)        1997(1)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                         $  10.95       $  11.18       $  11.88       $  12.22       $  12.55
-------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income               0.38           0.48           0.51           0.54           0.59
  Net realized and unrealized
    gain (loss)                       0.75           0.17          (0.69)          0.39           0.38
-------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                     1.13           0.65          (0.18)          0.93           0.97
-------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income(2)           (1.20)         (0.88)         (0.52)         (0.22)         (1.22)
  Net realized gains                    --             --             --          (0.60)         (0.08)
  Capital                            (0.06)            --             --          (0.45)            --
Total distributions                  (1.26)         (0.88)         (0.52)         (1.27)         (1.30)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year      $  10.82       $  10.95       $  11.18       $  11.88       $  12.22
-------------------------------------------------------------------------------------------------------
Total return                         11.11%          6.13%         (1.62)%         8.08%          8.21%
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s   $ 52,336       $ 60,546       $ 68,532       $ 88,836       $ 94,957
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(3)                         1.23%          1.21%          1.26%          1.22%          1.26%
  Net investment income               3.62           4.35           4.39           4.58           4.82
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 96%           121%           164%           287%           367%
-------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from net investment income include short-term capital gains, if any, for federal income tax purposes.



                                                   Smith Barney Mutual Funds  23

--------------------------------------------------------------------------------
For a Class B share of capital stock
outstanding throughout each year ended October 31:
--------------------------------------------------------------------------------


                                   2001(1)        2000(1)        1999(1)        1998(1)        1997(1)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                         $  10.92       $  11.16       $  11.87       $  12.22       $  12.50
-------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income               0.32           0.42           0.45           0.47           0.52
  Net realized and unrealized
    gain (loss)                       0.75           0.17          (0.69)          0.39           0.38
-------------------------------------------------------------------------------------------------------
Total income (loss) from
  operations                          1.07           0.59          (0.24)          0.86           0.90
-------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income(2)           (1.08)         (0.83)         (0.47)         (0.19)         (1.10)
  Net realized gains                    --             --             --          (0.60)         (0.08)
  Capital                            (0.06)            --             --          (0.42)            --
Total distributions                  (1.14)         (0.83)         (0.47)         (1.21)         (1.18)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year      $  10.85       $  10.92       $  11.16       $  11.87       $  12.22
-------------------------------------------------------------------------------------------------------
Total return                         10.48%          5.56%         (2.11)%         7.46%          7.62%
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s   $  3,001       $  5,574       $  9,485       $ 14,569       $ 19,690
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                            1.80%          1.76%          1.81%          1.77%          1.80%
  Net investment income               3.07           3.88           3.86           3.93           4.24
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 96%           121%           164%           287%           367%
-------------------------------------------------------------------------------------------------------


(1)   Per share amounts calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for federal income tax purposes.



24  Global Government Bond Portfolio

--------------------------------------------------------------------------------
For a Class L share of capital stock
outstanding throughout each year ended October 31:
--------------------------------------------------------------------------------


                                   2001(1)        2000(1)        1999(1)      1998(1)(2)      1997(1)
-------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of  year              $  10.92       $  11.15       $  11.86       $  12.19       $  12.47
-------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income               0.33           0.42           0.46           0.48           0.53
  Net realized and unrealized
    gain (loss)                       0.76           0.18          (0.70)          0.40           0.38
-------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations                     1.09           0.60          (0.24)          0.88           0.91
-------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income(3)           (1.09)         (0.83)         (0.47)         (0.19)         (1.11)
  Net realized gains                    --             --             --          (0.60)         (0.08)
  Capital                            (0.07)            --             --          (0.42)            --
-------------------------------------------------------------------------------------------------------
Total distributions                  (1.16)         (0.83)         (0.47)         (1.21)         (1.19)
-------------------------------------------------------------------------------------------------------
Net assets value, end of year     $  10.85       $  10.92       $  11.15       $  11.86       $  12.19
-------------------------------------------------------------------------------------------------------
Total return                         10.69%          5.67%         (2.11)%         7.67%          7.73%
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s   $  1,934       $  1,752       $  1,731       $  2,391       $  3,257
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses                            1.69%          1.67%          1.72%          1.68%          1.69%
  Net investment income               3.14           3.88           3.98           4.01           4.33
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                 96%           121%           164%           287%           367%
-------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On June 12, 1998, Class C shares were renamed Class L share.



                                                   Smith Barney Mutual Funds  25

--------------------------------------------------------------------------------
For a Class Y share of capital stock
outstanding throughout each year ended October 31:
--------------------------------------------------------------------------------


                                   2001(1)        2000(1)        1999(1)         1998(1)       1997(1)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning
  of year                         $    10.83     $    11.03     $    11.70     $    12.03     $  12.39
-------------------------------------------------------------------------------------------------------
Income (loss) from operations:
  Net investment income                 0.42           0.51           0.54           0.59         0.63
  Net realized and unrealized
    gain (loss)                         0.73           0.18          (0.68)          0.37         0.37
-------------------------------------------------------------------------------------------------------
Total income (loss) from
  operations                            1.15           0.69          (0.14)          0.96         1.00
-------------------------------------------------------------------------------------------------------
Less distribution from:
  Net investment income(2)             (1.26)         (0.89)         (0.53)         (0.23)       (1.28)
  Net realized gains                      --             --             --          (0.60)       (0.08)
  Capital                              (0.06)            --             --          (0.46)          --
-------------------------------------------------------------------------------------------------------
Total distributions                    (1.32)         (0.89)         (0.53)         (1.29)       (1.36)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year      $    10.66     $    10.83     $    11.03     $    11.70     $  12.03
-------------------------------------------------------------------------------------------------------
Total return                           11.52%          6.59%         (1.28)%         8.50%        8.61%
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)'s   $   51,153     $   47,145     $   47,708     $   37,057     $ 28,097
-------------------------------------------------------------------------------------------------------
Ratio to average net assets:
  Expenses                              0.86%          0.85%          0.91%          0.83%        0.89%
  Net investment income                 3.96           4.71           4.69           5.06         5.19
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   96%           121%           164%           287%         367%
-------------------------------------------------------------------------------------------------------


(1) Per share amounts have been calculated using the monthly average shares method.
(2) Distributions from net investment income include short-term capital gains, if any, for federal income tax purposes.



26  Global Government Bond Portfolio

                    (This page is intentionally left blank)

                    (This page is intentionally left blank)

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)


Global
Government
Bond Portfolio


An investment portfolio of
Smith Barney World Funds, Inc.

Shareholder reports Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling the fund at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGARDatabase on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


Your Serious Money. Professionally Managed. is a service mark of Salomon Smith Barney Inc.

(Investment Company Act
file no. 811-06290)
FD02255 2/02


[UNION LOGO]

[RECYCLE LOGO] Because we care about the environment, this prospectus has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

PART B  Statement of Additional Information

                                February 28, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                         SMITH BARNEY WORLD FUNDS, INC.

                                125 Broad Street
                            New York, New York 10004

Smith Barney World Funds, Inc. (the "Company") offers a choice of three open-end management investment companies (each a "fund"):

      The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with its policy of investing primarily in high quality bonds of the United States and foreign governments.

      The International All Cap Growth Portfolio seeks total return on its assets from growth of capital and income. The fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of established foreign issuers.

      The European Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers based in countries of Europe.

In all cases, there can be no assurance that a fund will achieve its investment objective.

Each fund offers three classes of shares which may be purchased at the next-determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (Class A and Class L shares) and/or (ii) on a deferred basis (Class B and Class L shares). A fourth class of shares (the Class Y shares) is sold at net asset value and is available only to investors investing a minimum of $5,000,000 with respect to the International All Cap Growth Portfolio and $15,000,000 with respect to each of the other funds. A fifth class of shares of the International All Cap Growth Portfolio (the Class Z shares) is offered only to tax-exempt retirement plans of Salomon Smith Barney Inc. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

This Statement of Additional Information is not a prospectus. It is intended to provide more detailed information about Smith Barney World Funds, Inc. as well as matters already discussed in the Prospectus of the applicable fund. Therefore, it should be read in conjunction with each Prospectus dated February 28, 2002 for the International All Cap Growth Portfolio, the Global Government Bond Portfolio, and the European Portfolio, which may be obtained from your Salomon Smith Barney Financial Consultant, a broker/dealer, financial intermediary, or a financial institution (each called a "Service Agent") or by writing or calling the Company at the address set forth above.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Management of the Fund                                                        3

Investment Policies                                                           7

Investment Practices                                                         10

Risk Factors                                                                 22

Investment Restrictions                                                      26

Additional Tax Information                                                   29

IRA and Other Prototype Retirement Plans                                     32

Performance Information                                                      33

Determination of Net Asset Value                                             38

Purchase of Shares                                                           38

Dividends and Distributions                                                  47

Investment Management and Other Services                                     48

Custodian                                                                    53

Independent Auditors                                                         54

Voting                                                                       54

Other Information about the Company                                          56

Financial Statements                                                         58

Appendix - Ratings of Debt Obligations                                       A-1

MANAGEMENT OF THE FUND

Directors and Executive Officers

The Directors and Officers of the Fund, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the Directors oversee, and other directorships hold are set forth below. The address of each Director and Officer is 125 Broad Street, New York, New York 10004, unless noted otherwise. Each Director is elected and holds office until a successor is appointed. "Fund Complex" consists of the Fund and any other investment companies associated with Citigroup.

An asterisk in the table below identifies those Directors and Officers who are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Each Director and Officer of the Company noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below, and is referred to as an "Interested Director." All other Directors are not deemed to be "interested persons" of the Fund, as defined in the 1940 Act, and are referred to as "Independent Directors."

--------------------------------------------------------------------------------------------------------------------
                                            Term of                               Number of
                                            Office+                              Portfolios
                                            and                                   in Fund
                              Position(s)   Length                                Complex
    Name, Address, and        Held with     of Time    Principal Occupation(s)    Overseen      Other Directorships
           Age                  Fund        Served        During Past 5 Years    by Director    Held by Director
--------------------------------------------------------------------------------------------------------------------
NON-INTERESTED
DIRECTORS
--------------------------------------------------------------------------------------------------------------------
Victor K. Atkins  (80)        Director        20              Retired.                17
2111 Forge Road
Santa Barbara, CA  93108
-------------------------------------------------------------------------------------------------------------------
Abraham E. Cohen  (65)        Director                Consultant to Chugai            17         Director of Agouron
444 Madison Avenue                                    Pharmaceutical Co. Ltd.                    Pharmaceuticals,
12th Floor                                                                                       Inc., Akzo Nobel
New York, NY 10022                                                                               NV, Teva
                                                                                                 Pharmaceutical
                                                                                                 Ind., Ltd., Chugai
                                                                                                 Pharmaceutical Co.
                                                                                                 Ltd.,
                                                                                                 Pharmaceutical
                                                                                                 Product
                                                                                                 Development, Inc.,
                                                                                                 Axonyx Inc.
                                                                                                 Chairman of
                                                                                                 Vasomedical, Inc.,
                                                                                                 Neurobiological
                                                                                                 Technologies Inc.,
                                                                                                 and Kramex
                                                                                                 Corporation.
-------------------------------------------------------------------------------------------------------------------
Robert A. Frankel  (74)       Director         8      Managing Partner of             24
8 John Walsh Blvd                                     Robert A. Frankel
Suite 426                                             Managing Consultants;
Peekskill, NY  10566                                  former Vice President
                                                      of The Readers Digest
                                                      Association, Inc.
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Michael E. Gellert  (70)      Director                General Partner of              19         Director of Dalet
122 East 42nd Street                                  Windcrest Partners                         S.A., Devon Energy
47th Floor.                                           (venture capital).                         Corp., High Speed
New York, NY 10168                                                                               Access Corp.,
                                                                                                 Human, Inc., SEACOR
                                                                                                 Smit, Inc., Six
                                                                                                 Flags, Inc.
-------------------------------------------------------------------------------------------------------------------
Rainer Greeven  (65)          Director                    Attorney, Rainer            17         Director of
630 Fifth Avenue                                             Greeven PC                          Continental
Suite 1905                                                                                       Container Corp.
New York, NY 10111
-------------------------------------------------------------------------------------------------------------------
Susan M. Heilbron  (57)       Director                Owner/Consultant, Lacey         17         Director of
P.O. Box 557                                          & Heilbron (Public                         National Multiple
Chilmark, MA  02535                                   Relations).                                Sclerosis Society,
                                                                                                 NYC Chapter.
-------------------------------------------------------------------------------------------------------------------
Heath B. McLendon **           Director/     Since      Managing Director of          78               None
Salomon Smith Barney           Chairman      2000       Salomon Smith Barney
125 Broad Street, 9th Fl                               ("SSB"); President nad
New York, NY  10004                                   Director of Smith Barne
Age 68                                                    Fund Management
                                                       ("SBFM") and Travelers
                                                      Investment Adviser, Inc
                                                        ("TIA"); Director of
                                                           The Travelers
                                                       Investment Management
                                                       Company; Trustee- Drew
                                                        University; Advisory
                                                        Director - M&T Bank
-------------------------------------------------------------------------------------------------------------------

      ----------
      + Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

--------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------
James B. Conheady             Vice                Managing Director of SSB
Salomon Smith Barney        President
333 West 34th Street           and
New York, NY  10001        Investment
Age 66                       Officer
--------------------------------------------------------------------------------------------------------------------
Lewis E. Daidone           Senior Vice    Since     Managing Director of       73               N/A
Salomon Smith Barney        President     2000              SSB;
125 Broad Street          and Treasurer             Director and Senior
New York, NY 10004                                 Vice President of SBFM
Age 44                                                    and TIA
--------------------------------------------------------------------------------------------------------------------
Irving David               Controller     Since       Director of SSB;         49               N/A
Salomon Smith Barney                      2000
125 Broad Street
New York, NY 10004
Age 41
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Maurits E. Edersheim       Chairman of               Deputy Chairman of
Salomon Smith Barney       the Company                  Smith Barney
333 West 34th Street      and Advisory                 International
New York, NY 10001          Director               Incorporated; Director
Age 83                                            and President of Amstel
                                                  Hudson Management Corp.
                                                    (offshore investment
                                                   management); Director
                                                      Esfinco NV (U.S.
                                                   subsidiary of Spanish
                                                   Construction Company)
--------------------------------------------------------------------------------------------------------------------
Dennis P. Mangan              Vice                Managing Director of SSB
Salomon Smith Barney        President
333 West 34th Street           and
New York, NY  10001        Investment
Age 48                       Officer
--------------------------------------------------------------------------------------------------------------------
Jeffrey Russell               Vice                Managing Director of SSB
Salomon Smith Barney        President
333 West 34th Street           and
New York, NY 10001         Investment
Age 44                       Officer
--------------------------------------------------------------------------------------------------------------------
Christina T. Sydor          Secretary     Since     Managing Director of       57               N/A
Salomon Smith Barney                      2000      SSB; General Counsel
300 First Stamford Place                           and Secretary of SBFM
Stamford, CT 06902                                        and TIA
Age 51
--------------------------------------------------------------------------------------------------------------------
Rein van der Does             Vice                Managing Director of SSB
Salomon Smith Barney        President
333 West 34th Street           and
New York, NY  10001        Investment
Age 62                       Officer
--------------------------------------------------------------------------------------------------------------------

ADD ANY ADDITIONAL OFFICERS OF A [COMPANY/FUND/PORTFOLIO]

* ------------- is a [director/trustee] who is an "interested person" of the Company as defined in the 1940 Act because his son-in-law is an officer of an SBFM affiliate.

** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.

The business affairs of each fund are managed by or under the direction of the Board of Directors.

The Board has a standing Audit Committee comprised of all of the Directors who are not "interested persons" of the funds, within the meaning of the 1940 Act. The Audit Committee met one time during the funds' last fiscal year to review the internal and external accounting procedures of the funds and, among other things, to consider the selection of independent certified public accountants for the funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

The Board also has a standing Governance Committee. All Directors who are not "interested persons" of the funds are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

The following table sets forth the dollar range of equity securities in the fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a Director in the Fund Complex as of December 31, 2001:

-----------------------------------------------------------------------------------------------------------
                                                                        Aggregate Dollar Range of Equity
                                                                          Securities in All Registered
                                                                        Investment Companies overseen by
        Name of              Dollar Range of Equity Securities in       director in Family of Investment
   [Director/Trustee]                 the [Fund/Portfolio]                         Companies
-----------------------------------------------------------------------------------------------------------
Victor K. Atkins            Smith Barney Int'l Aggressive Growth                  Over $100,000
                            Fund 10-50k
                            Smith Barney Int'l All Cap Growth
                            over 100k
                            Smith Barney World Funds European
                            10-50k
                            Smith Barney Worldwide Fund Over 100k
-----------------------------------------------------------------------------------------------------------
Abraham E. Cohen                                                                       None
-----------------------------------------------------------------------------------------------------------
Robert A. Frankel           Travelers Corp. Loan Fund $1-$10,000                  Over $100,000
                            Zenix Income Fund $1-10,000
                            Managed Munis Portf. $1-10,000
                            Managed Munis Portf. II. $1-10,000
                            Muni High Income Fund $1-10,000
                            SB Managed Muni Fund $1-10,000
                            SB Adg. Rate Gov't Inc. Fund, over
                            $100,000
                            SB World Funds - European Port.,
                            $1-10,000
-----------------------------------------------------------------------------------------------------------
Michael E. Gellert                                                                     None
-----------------------------------------------------------------------------------------------------------
Rainer Greeven                                                                         None
-----------------------------------------------------------------------------------------------------------
Susan M. Heilbron                                                                      None
-----------------------------------------------------------------------------------------------------------

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2001.

-----------------------------------------------------------------------------------------------------------
                           Name of Owners
                                and
        Name of           Relationships to     Company                            Value of      Percent of
   [Director/Trustee]     [Director/Trustee]    Served        Title of Class    Securities        Class
-----------------------------------------------------------------------------------------------------------
Victor K. Atkins                 ---
-----------------------------------------------------------------------------------------------------------
Abraham E. Cohen                 ---
-----------------------------------------------------------------------------------------------------------
Robert A. Frankel                ---
-----------------------------------------------------------------------------------------------------------
Michael E. Gellert         Janet Gellert,     Citigroup,          Common          $740,000
                            sister-in-law        Inc.
-----------------------------------------------------------------------------------------------------------
Rainer Greeven                   ---
-----------------------------------------------------------------------------------------------------------
Susan M. Heilbron                ---
-----------------------------------------------------------------------------------------------------------

CitiCorp has invested approximately $8-10 million in Virtual Growth Inc. through a private placement; Windcrest Partners, of which Michael Gellert is the general partner, has also invested in Virtual Growth Inc. Citibank N.A. has issued a $12 million line of credit to Windcrest Partners; the current balance is approximately $4, 576,756. Citibank N.A. has also issued a $1.8 million line of credit in Mr. Gellert's name; the current balance is $0.

The following table shows the compensation paid by the Company and other Smith Barney Mutual Funds to each director during the Company's last fiscal year. None of the officers of the Company received any compensation from the Company for such period. The Company does not pay retirement benefits to its directors and officers. Officers and interested directors of the Company are compensated by Salomon Smith Barney.

                                                                                    Number of
                                        Total Pension or       Compensation         Funds for
                                           Retirement          from Company           Which
                        Aggregate       Benefits Accrued     and Fund Complex        Director
                      Compensation         As part of            Paid to           Serves Within
Name of Person         From Company+    Company Expenses        Directors          Fund Complex
--------------         -------------    ----------------        ---------          ------------
Victor Atkins            $4,541                $0                $29,200                 2
Abraham E. Cohen         $4,166                 0                $25,600                 2
Robert A. Frankel        $4,816                 0                $74,600                 9
Micheael Gellert         $4,574                 0                $29,600                 2
Rainer Greeven           $4,541                 0                $29,400                 2
Susan M. Heilbron        $4,574                 0                $29,500                 2
Heath B. McLendon*       $    0                 0                $     0                 78

*     Designates an "interested" director.
**    Designates member of Audit Committee.

INVESTMENT POLICIES

Each fund's investment objectives may be changed only by the "vote of a majority of the outstanding voting securities" as defined in the Investment Company Act of 1940 (the "1940 Act"). However, each fund's investment policies are nonfundamental, and thus may be changed by the Board of Directors, provided such change is not prohibited by the fund's fundamental investment restrictions (described under INVESTMENT RESTRICTIONS) or applicable law, and any such change will first be disclosed in the then current prospectus. Refer to the "INVESTMENT PRACTICES" and "RISK FACTORS" for further information on the funds' investments.

Under unusual economic or market conditions as determined by the Manager, for defensive purposes each fund may depart from its principal investment strategies and temporarily invest all or a major portion of its assets in all types of money market and short-term debt securities (including U.S. money market securities). To the extent a fund's assets are invested for temporary defensive purposes, they will not be invested in a manner designed to achieve that fund's investment objective.

Global Government Bond Portfolio

Under normal market conditions, the Global Government Bond Portfolio invests at least 65% of its total assets in bonds issued or guaranteed by the United States or foreign governments (including foreign states, provinces, cantons and municipalities) or their agencies, authorities, or instrumentalities denominated in various currencies, including U.S. dollars, or in multinational currency units, such as the Euro. Except with respect to government securities of less developed countries (see below), the fund invests in foreign government securities only if the issue or the issuer thereof is rated in the two highest rating categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") (see "APPENDIX RATINGS OF DEBT OBLIGATIONS"), or if unrated, are of comparable quality in the determination of the Manager.

Consistent with its investment objective, under normal circumstances the fund may invest up to 35% of its total assets in debt obligations (including debt obligations convertible into common stock) of United

States or foreign corporations and financial institutions and supranational entities. Supranational entities are international organizations, organized or supported by government entities to promote economic reconstruction or development and by international banking institutions and related government agencies. The supranational entities in which the fund may invest are the World Bank, The Asian Development Bank, the European Economic Community, the European Investment Bank, the European Coal and Steel Community, Eurofima, Euratom, Council of Europe, the European Bank for Construction and Development, the International Finance Corporation and the Nordic Investment Bank. Any non-government investment would be limited to issues that are rated A or better by Moody's or S&P, or if not rated, are determined by the Manager to be of comparable quality. For certain risks associated with investments in foreign issues, see "RISK FACTORS."

The fund is organized as a non-diversified series and currently contemplates investing primarily in obligations of the U.S. and of developed nations (i.e., industrialized countries) which the Manager believes to pose limited credit risks. These countries currently are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and The United Kingdom. The fund also will invest in securities denominated in the currencies of such countries or in multinational currency units. Under normal market conditions the fund invests at least 65% of its assets in issues of not less than three different countries; issues of any one country (other than the United States) will represent no more than 45% of the fund's total assets. Allocation of the fund's investments will depend upon the relative attractiveness of the global markets and particular issuers. Concentration of the fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

In seeking to achieve its investment objective of current income, the Manager considers and compares the relative yields of obligations of various developed nations; whereas, in seeking to achieve its objective of capital appreciation, it considers all of the following factors, especially changes in currency values against the U.S. dollar. The Manager allocates the fund's assets among securities of countries and in currency denominations where opportunities for meeting the fund's investment objective are expected to be the most attractive. The Manager selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments, and variations of the supply of funds available for investment in the world bond market relative to the demands placed upon it. The Manager generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation and interest rates levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase, and conversely, a decline in the exchange rate of the currency normally would adversely affect the value of the security expressed in dollars. Similarly, a decline in interest rates on debt obligations generally increases the value of debt obligations, and conversely, an increase in interest rates generally decreases the value of such obligations.

Investments may be made from time to time in government securities, including loan assignments and loan participations, of less developed countries. These include all countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Ireland, Italy, Japan, Luxembourg, Norway, Sweden, Switzerland, Spain, the United Kingdom and the United States. Countries may be added to or deleted as economic and political conditions warrant. Historical experience indicates that the markets of less developed countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often provide rates of return to investors commensurate with the credit and market risks. The Manager does not intend to invest more than 10% of the fund's assets in the government securities of less developed countries and will not invest more than 5% of the fund's assets in the government securities of any one such country. Such investments may be unrated or rated below investment grade or may be in default. Securities rated below investment grade (and comparable unrated securities) are the equivalent of high yield, high risk bonds. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse business, financial, economic, and political conditions, whether or not occurring within the issuers' borders.

International All Cap Growth Portfolio

Under normal market conditions, the International All Cap Growth Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to obtain such securities and may invest up to 20% of the fund's assets in bonds, notes and other debt securities (consisting of securities issued in the Eurocurrency markets or obligations of the United States or foreign governments and their political sub-divisions) or established non-United States issuers.

In seeking to achieve its objective, the fund presently expects to invest its assets primarily in common stocks of established non-United States companies which in the opinion of the Manager have potential for growth of capital.

Except as otherwise provided, the fund will invest at least 80% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Japan, Hong Kong, Singapore, Malaysia), Western Europe (e.g., United Kingdom, Germany, the Netherlands, France, Italy, Switzerland), Eastern Europe (e.g., the Czech Republic, Hungary, Poland, and the countries of the former Soviet Union), Central and South America (e.g., Mexico, Chile, and Venezuela), Australia, Canada and such other areas and countries as the Manager may determine from time to time. Allocation of the fund's investments will depend upon the relative attractiveness of the international markets and particular issuers. Concentration of the fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

It is expected that fund securities will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but may also be traded on markets in other countries including, in many cases, the United States securities exchanges and over-the-counter markets.

To the extent that the fund's assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S. as well as foreign high quality money market instruments and equivalents.

European Portfolio

The European Portfolio seeks to achieve its objective by investing primarily in equity securities (common and preferred stock) of issuers in the countries of Europe (the "Primary Investment Area"), which includes Western Europe (e.g., France, Germany, Italy, the Netherlands, Switzerland, United Kingdom) and Eastern Europe (e.g., the Czech Republic, Hungary, Poland and the countries of the former Soviet Union). It is a fundamental policy of the fund to invest, under normal circumstances, at least 65% of its total assets in a diversified portfolio of equity securities of issuers domiciled in the Primary Investment Area of the fund. The fund will generally invest its assets broadly among countries and will normally have represented in the portfolio business activities in not less than three countries in the Primary Investment Area. Allocation of the fund's investments will depend upon the relative attractiveness of the markets and particular issuers. Concentration of the fund's assets in one or a few countries will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

In addition, the fund may invest up to 35% of its total assets in other kinds of securities, e.g., convertible bonds, warrants, Samurai and Yankee Bonds, Eurobonds, sponsored and unsponsored ADRs and European Depository Receipts ("EDRs"), securities issued by companies domiciled outside the Primary Investment Area of the fund, including, but not limited to, U.S. and foreign government securities, and U.S. and non-U.S. money market securities. Money market securities will generally be held by the fund for temporary defensive purposes. With respect to certain countries, investments by the fund presently may only be made by acquiring shares of other investment companies with local governmental authority to invest in those countries. It is not expected that the income yield of the fund will be significant.

The fund may also hold cash in U.S. dollars to meet redemption requests and other expenses and cash in other currencies to meet settlement requirements for foreign securities. The fund may engage in currency exchange transactions with up to 100% of its assets in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the fund's securities are or may be denominated. The fund may conduct its currency exchange transactions either on a "spot" (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. The fund's transactions in forward foreign currency exchange contracts will be limited to hedging involving either specific transactions or aggregate fund positions.

The fund may invest up to 5% of its assets in yen-denominated bonds sold in Japan by non-Japanese issuers. Such bonds are commonly called "Samurai Bonds" and correspond to "Yankee Bonds" or dollar-denominated bonds sold in the United States by non-U.S. issuers. As compared with domestic issues, e.g., those of the government of Japan and its agencies, Samurai bond issues normally carry a higher interest rate but are less actively traded and therefore may be volatile. Moreover, as with other securities denominated in foreign currencies, their value is affected by fluctuations in currency exchange rates. It is the policy of the fund to invest in Samurai bond issues only after taking into account considerations of quality and liquidity, as well as yield. These bonds would be issued by governments of the Organization for Economic Cooperation and Development or would have AAA ratings.

As a fundamental policy, the fund may borrow money from a bank only as a temporary measure for emergency or extraordinary purposes in an amount not exceeding 10% of the value of its total assets, and may invest no more than 15% of its total assets in securities that are illiquid (i.e., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers). When the fund has borrowed in excess of 5% of the value of its total assets, the fund will not make further investments. The fund will not invest more than 25% of the value of its total assets in the securities of issuers engaged in any one industry (other than the U.S. Government, its agencies and instrumentalities). The fund will invest no more than 10% of the value of its net assets in warrants valued at the lower of cost or market.

                              INVESTMENT PRACTICES

Each of the following investment practices is subject to the limitations set forth under "Investment Restrictions."

EQUITY SECURITIES

Common Stocks (all funds except the Global Government Bond Portfolio). Each fund except the Global Government Bond Portfolio may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks and Convertible Securities (all funds). Each fund may invest in convertible debt and preferred stocks. Convertible debt securities and preferred stock entitle the holder to acquire the issuer's stock by exchange or purchase for a predetermined rate. Convertible securities are subject both to the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.

Warrants (all funds except the Global Government Bond Portfolio). Each fund except the Global Government Bond Portfolio may purchase warrants. Warrants acquired by a fund entitle it to buy common stock from the issuer at a specified price and time. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

REITs (all funds). Each fund may invest in shares of real estate investment trusts (REITs), which are pooled investment vehicles that invest in real estate or real estate loans or interests. Investing in REITs involves risks similar to those associated with investing in equity securities of small capitalization companies. REITs are dependent upon management skills, are not diversified, and are subject to risks of project financing, default by borrowers, self-liquidation, and the possibility of failing to qualify for the exemption from taxation on distributed amounts under the Internal Revenue Code of 1986, as amended (the "Code").

Illiquid and Restricted Securities (all funds). Each fund may invest up to 15% of its assets in securities (excluding those subject to Rule 144A under the Securities Act of 1933 (the "1933 Act")), with contractual or other restrictions on resale and other instruments that are not readily marketable.

ADRs, EDRs and GDRs (all funds except the Global Government Bond Portfolio). Each fund except the Global Government Bond Portfolio fund may also purchase ADRs, EDRs and GDRs or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A fund may invest in ADRs through both sponsored and unsponsored arrangements.

FIXED INCOME SECURITIES

To the extent that each fund may invest in fixed income securities, it may invest in the securities described below, unless otherwise noted.

Corporate Debt Obligations. Each fund may invest in corporate debt obligations and zero coupon securities issued by financial institutions and corporations. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. Zero coupon securities are securities sold at a discount to par value and on which interest payments are not made during the life of the security.

U.S. Government Securities. The U.S. Government securities in which the funds may invest include: bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. Government. Some U.S. Government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. Mortgage participation certificates issued by the FHLMC generally represent ownership interests in a pool of fixed-rate conventional mortgages. Timely payment of principal and interest on these certificates is guaranteed solely by the issuer of the certificates. Other investments will include Government National Mortgage Association Certificates ("GNMA Certificates"), which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. While the U.S. Government guarantees the payment of principal and interest on GNMA Certificates, the market value of the securities is not guaranteed and will fluctuate.

Sovereign Debt Obligations. A fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations.

Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and interest is not guaranteed by the U.S. Government.

Loans and Other Direct Debt Instruments. A fund may purchase interests in amounts owed by a corporate, governmental, or other borrower to another party. These interests may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand.

Floating And Variable Rate Income Securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Zero Coupon, Discount and Payment-in-kind Securities. A fund may invest in "zero coupon" and other deep discount securities of governmental or private issuers. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment in kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Premium Securities. A fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. A fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides a fund a higher level of investment income distributable to shareholders on a current basis than if the fund purchased securities bearing current market rates of interest. If securities purchased by a fund at a premium are called or sold prior to maturity, the fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, a fund will recognize a capital loss if it holds such securities to maturity.

Yankee Bonds. A fund may invest in U.S. dollar denominated bonds sold in the United States by non U.S. issuers ("Yankee bonds"). As compared with bonds issued in the United States, such bond issues normally carry a higher interest rate but are less actively traded.

Loan Participations and Assignments. A fund may invest a portion of its assets in loan participations ("Participations"). By purchasing a Participation, a fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The Participations typically will result in the fund having a contractual relationship only with the lender and not with the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the fund may be treated as a general creditor of the lender and may not benefit from any set off between the lender and the borrower. A fund will acquire Participations only if the lender interpositioned between the fund and the borrower is determined by management to be creditworthy.

A fund also may invest in assignments of portions of loans from third parties ("Assignments"). When it purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning lender. A fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited, and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the fund to assign a value to those securities or purposes of valuing the fund's portfolio and calculating its net asset value.

Short-Term Investments. In certain circumstances the funds may invest without limitation in all types of short-term money market instruments, including U.S. Government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements. To the extent a fund is investing in short-term investments as a temporary defensive posture, the applicable fund's investment objective may not be achieved.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each fund, therefore, may not invest in a master demand note, if as a result more than 15% of the value of the fund's total assets would be invested in such notes and other illiquid securities.

Commercial Bank Obligations. For the purposes of each fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in foreign securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject a fund to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of U.S. $1 billion (or the equivalent thereof), this U.S. $1 billion figure is not a fundamental investment policy or restriction of the fund. For calculation purposes with respect to the U.S. $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and foreign branches.

DERIVATIVE CONTRACTS

Options, Futures and Currencies (All funds). Each fund may use forward currency contracts and certain options and futures strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. These hedging techniques are described in detail below.

Writing Covered Call Options (All funds). Each fund may write (sell) covered call options for hedging purposes. Covered call options will generally be written on securities and currencies which, in the opinion of the Manager, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the fund.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. The Manager and the Company believe that writing of covered call options is less risky than writing uncovered or "naked" options, which the funds will not do.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each fund's investment objective. When writing a covered call option, the fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the fund has no control over when it may be required to sell the underlying securities or currencies, since the option may be exercised at any time prior to the option's expiration. If a call option which the fund has written expires, the fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the fund will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call option will be maintained in a segregated account of the fund's custodian.

The premium the fund receives for writing a call option is deemed to constitute the market value of an option. The premium the fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the implied price volatility of the underlying security or currency, and the length of the option period. In determining whether a particular call option should be written on a particular security or currency, the Manager will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the fund for writing covered call options will be recorded as a liability in the fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be calculated as described in "DETERMINATION OF NET ASSET VALUE." The liability will be extinguished upon expiration of the option or delivery of the underlying security or currency upon the exercise of the option. The liability with respect to a listed option will also be extinguished upon the purchase of an identical option in a closing transaction.

Closing transactions will be effected in order to realize a profit or to limit losses on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the fund to write another call option on the underlying security or currency with either a different exercise price, expiration date or both. If the fund desires to sell a particular security or currency from its portfolio on which it has written a call option or purchases a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is no assurance that the fund will be able to effect such closing transactions at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency.

Each fund will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by each fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the fund may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

Each fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the fund.

See "ADDITIONAL TAX INFORMATION" for a discussion of federal income tax treatment of covered call options.

Purchasing Put Options (All funds). Each fund may purchase put options. As the holder of a put option, the fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Each fund may purchase a put option on an underlying security or currency (a "protective put") owned by the fund as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency when the Manager deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs may reduce any capital gain or, in the case of currency, ordinary income otherwise available for distribution when the security or currency is eventually sold.

Each fund may also purchase put options at a time when the fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

The premium paid by a fund when purchasing a put option will be recorded as an asset in the fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, as calculated by the fund. The asset will be extinguished upon expiration of the option or the delivery of the underlying security or currency upon the exercise of the option. The asset with respect to a listed option will also be extinguished upon the writing of an identical option in a closing transaction.

Purchasing Call Options (All funds). Each fund may purchase call options. As the holder of a call option, a fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. The fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. Call options may be purchased by the fund for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options enables the fund to acquire the security or currency at the exercise price of the call option plus the premium paid. At times the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique may also be useful to the fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of the fund's current return.

Interest Rate and Currency Futures Contracts (All funds). Each fund may enter into interest rate or currency futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or committed to be acquired by the fund. A fund's hedging may include holding Futures as an offset against anticipated changes in interest or currency exchange rates. A fund may also enter into Futures Contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument or currency for a specified price at a designated date, time and place. The purchaser of a Futures Contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the debt securities underlying the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times that the Futures Contract is outstanding.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce the fund's exposure to interest rate and currency exchange rate fluctuations, the fund may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits of the underlying financial instrument or currency on the relevant delivery date. The Company intends to enter into Futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specific date in September, the "delivery month") by the purchase of another Futures Contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the fund.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, whose business activity involves investment or other commitment in securities or other obligations, use the Futures markets to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or committed to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or currency exchange rates.

Each fund's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the fund owns, or Futures Contracts will be purchased to protect a fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. The International All Cap Growth Portfolio and the, European Portfolio may each also enter into Futures transactions for non-hedging purposes, subject to applicable law.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the fund with a broker in order to initiate Futures trading and to maintain the fund's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure the fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins, which may be 5% or less of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("variation margin"). If, however, the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, it is anticipated that the broker will pay the excess to the fund. In computing daily net asset values, the fund will mark to market the current value of its open Futures Contracts. Each fund expects to earn interest income on its margin deposits.

See "ADDITIONAL TAX INFORMATION" for a discussion of federal tax treatment of Futures Contracts.

Options on Futures Contracts (All funds). Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, each fund may purchase call and put options on the underlying securities or currencies themselves (see "Purchasing Put Options" and "Purchasing Call Options" above). Such options would be used in a manner identical to the use of options on Futures Contracts.

To reduce or eliminate the leverage then employed by the fund or to reduce or eliminate the hedge position then currently held by the fund, the fund may seek to close out an option position by selling an option covering the same securities or currency and having the same exercise price and expiration date.

The ability to establish and close out positions on options on Futures Contracts is subject to the existence of a liquid market. It is not certain that this market will exist at any specific time.

In order to assure that the funds will not be deemed to be "commodity pools" for purposes of the Commodity Exchange Act, regulations of the Commodity Futures Trading Commission ("CFTC") require that each fund enter into transactions in Futures Contracts and options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the fund's assets. The Global Government Bond Portfolio will enter into transactions in Futures Contracts and options on Futures Contracts only for hedging purposes.

Forward Currency Contracts, Options on Currency and Currency Swaps (All funds). A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A fund may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Each fund engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A fund might sell a particular foreign currency forward, for example, when it holds bonds denominated in that currency but anticipates, and seeks to be protected against,a decline in the currency against the U.S. dollar. Similarly, a fund might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, a fund might purchase a currency forward to "lock in" the price of securities denominated in that currency which it anticipates purchasing.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the fund's assets that are the subject of such cross-hedges are denominated.

Forward contracts are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and is consummated without payment of any commission. Each fund, however, may enter into forward contracts with deposit requirements or commissions.

A put option gives a fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives a fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. A fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the value of a currency in which it holds or anticipates holding securities. If the currency's value should decline, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value of a currency in which the fund anticipates purchasing securities.

Each fund's ability to establish and close out positions in foreign currency options is subject to the existence of a liquid market. There can be no assurance that a liquid market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Exchange markets for options on foreign currencies exist but are relatively new, and the ability to establish and close out positions on the exchanges is subject to maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets for options on foreign currencies) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although each fund intends to purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options which it has purchased in order to realize any profit. The staff of the Securities and Exchange Commission ("SEC") has taken the position that, in general, purchased OTC options and the underlying securities used to cover written OTC options are illiquid securities. However, a fund may treat as liquid the underlying securities used to cover written OTC options, provided it has arrangements with certain qualified dealers who agree that the fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A fund may also enter into currency swaps. A currency swap is an arrangement whereby each party exchanges one currency for another on a particular date and agrees to reverse the exchange on a later date at a specific exchange rate. Forward foreign currency contracts and currency swaps are established in the interbank market conducted directly between currency traders (usually large commercial banks or other financial institutions) on behalf of their customers.

Interest Rate Swaps, Caps and Floors (All funds). Among the hedging transactions into which the funds may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Each fund intends to use these transactions as a hedge and not as a speculative investment. Each fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

A fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Manager and the funds believe such obligations do not constitute senior securities and, accordingly will not treat them as being subject to their borrowing restrictions. The net amount of the excess, if any, of a fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The funds will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, a fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

New options and Futures Contracts and various combinations thereof continue to be developed and the funds may invest in any such options and contracts as may be developed to the extent consistent with their investment objectives and regulatory requirements applicable to investment companies.

OTHER PRACTICES

Repurchase Agreements (All funds). Each fund may enter into repurchase agreements. International All Cap Growth Portfolio may invest in repurchase agreements up to 25% of its total assets. A repurchase agreement is a contract under which a fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is each fund's present intention to enter into repurchase agreements only upon receipt of fully adequate collateral and only with commercial banks (whether U.S. or foreign) and registered broker-dealers. Repurchase agreements may also be viewed as loans made by a fund which are collateralized primarily by the securities subject to repurchase. A fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed in or prevented from exercising its rights to dispose of the collateral securities. Pursuant to policies established by the Board of Directors, the Manager monitors the creditworthiness of all issuers with which each fund enters into repurchase agreements.

Reverse Repurchase Agreements (All funds). Each fund does not currently intend to commit more than 5% of its net assets to reverse repurchase agreements. Each fund may enter into reverse repurchase agreements with broker/dealers and other financial institutions. Such agreements involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, are considered to be borrowings by a fund and are subject to the borrowing limitations set forth under "Investment Restrictions." Since the proceeds of reverse repurchase agreements are invested, this would introduce the speculative factor known as "leverage." The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the Company can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the Company intends to use the reverse repurchase technique only when the Manager believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the participating fund's assets. The Company's custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

Borrowing (All funds). Each fund may borrow up to 33% (except that European Portfolio may borrow only up to 10%) of the value of its total assets from banks for temporary or emergency purposes, such as to meet the fund's redemptions.

Leverage (International All Cap Growth). International All Cap Growth Portfolio may borrow from banks, on a secured or unsecured basis, up to 33% of the value of its total assets and use the proceeds to make additional investments. Income and appreciation from such investments will improve the fund's performance if they exceed the associated borrowing costs, but will impair the fund's performance if they are less than the borrowing costs. This speculative factor is known as "leverage."

Leverage creates an opportunity for increased returns to shareholders of a fund but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the fund's shares and in the fund's yield. Although the principal or stated value of such borrowings will be fixed, the fund assets may change in value during the time the borrowing is outstanding. Leverage will create interest expenses for the fund which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the fund will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the fund.

Securities Lending (All funds). Global Government Bond Portfolio and European Portfolio each may lend securities in amounts up to one-third of total assets. International All Cap Growth Portfolio may lend securities in amounts up to 15% of total assets. Each fund may seek to increase its net investment income by lending its securities provided such loans are callable at any time and are continuously secured by cash or U.S. Government Obligations equal to no less than the market value, determined daily, of the securities loaned. Each fund will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan because cash collateral pursuant to these loans will be invested in short-term money market instruments. In connection with lending of securities the Company may pay reasonable finders, administrative and custodial fees. Management will limit such lending to not more than one-third of the value of the total assets of each fund. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the fund's investment in the securities loaned. Apart from lending its securities and acquiring debt securities of a type customarily purchased by financial institutions, no fund will make loans to other persons.

When-Issued and Delayed Delivery Securities (All funds). The funds each may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the fund at the time of entering into the transaction. State Street Bank and Trust Company, the Company's custodian (the "Custodian") will maintain, in a segregated account of the applicable fund, cash, debt securities of any grade or equity securities, having a value equal to or greater than the fund's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are market to market daily, pursuant to guidelines established by the Directors. The Custodian will likewise segregate securities sold on a delayed basis. The payment obligations and the interest rates that will be received are each fixed at the time a fund enters into the commitment and no interest accrues to the fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Short Sales. (All funds) Each fund may sell securities "short against the box." While a short sale is the sale of a security the fund does not own, it is "against the box" if at all times when the short position is open, the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. The ability to use short sales to defer recognition of gains was substantially limited by certain "constructive sale" tax provisions enacted in 1997.

                                 * * * * * * * *

The Articles of Incorporation of the Company permit the Board of Directors to establish additional funds of the Company from time to time. The investment objectives, policies and restrictions applicable to additional funds would be established by the Board of Directors at the time such funds were established and may differ from those set forth in the Prospectus and this Statement of Additional Information.

                                  RISK FACTORS

General. Investors should realize that risk of loss is inherent in the ownership of any securities and that each fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Non-Diversification and Geographic Concentration. Funds that are "non diversified" are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers, and thus may be subject to greater credit and liquidity risks with respect to their individual portfolios than a fund that is more broadly diversified. In addition, concentration of a fund's assets in one or a few countries or currencies will subject the fund to greater risks than if the fund's assets were not geographically concentrated.

Fixed Income Securities. Investments in fixed income securities may subject the funds to risks, including the following:

Interest Rate Risk. When interest rates decline, the market value of fixed income securities tends to increase. Conversely, when interest rates increase, the market value of fixed income securities tends to decline. The volatility of a security's market value will differ depending upon the security's duration, the issuer and the type of instrument.

Default Risk/Credit Risk. Investments in fixed income securities are subject to the risk that the issuer of the security could default on its obligations, causing a fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk. Fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and a fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and a fund will suffer from the inability to invest in higher yield securities.

Below Investment Grade Fixed Income Securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return.

Foreign Securities. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since each fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will, to the extent the fund does not adequately hedge against such fluctuations, affect the value of securities in its portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. A fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund or the investors. Capital gains are also subject to taxation in some foreign countries.

Currency Risks. The U.S. dollar value of securities denominated in a foreign currency will vary with changes in currency exchange rates, which can be volatile. Accordingly, changes in the value of the currency in which a fund's investments are denominated relative to the U.S. dollar will affect the fund's net asset value. Exchange rates are generally affected by the forces of supply and demand in the international currency markets, the relative merits of investing in different countries and the intervention or failure to intervene of U.S. or foreign governments and central banks. However, currency exchange rates may fluctuate based on factors intrinsic to a country's economy. Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which a fund's securities are quoted would reduce the fund's net asset value per share.

Restrictions on Foreign Investment. Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals or limit the repatriation of funds for a period of time.

A number of countries, such as South Korea, Taiwan and Thailand, have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the 1940 Act, each fund may invest up to 10% of its total assets in securities of closed-end investment companies. This restriction on investments in securities of closed-end investment companies may limit opportunities for a fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. If a fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or the companies with the most actively traded securities. Also, the 1940 Act restricts a fund's investments in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict the fund's investments in certain foreign banks and other financial institutions.

Smaller capital markets, while often growing in trading volume, have substantially less volume than U.S. markets, and securities in many smaller capital markets are less liquid and their prices may be more volatile than securities of comparable U.S. companies. Brokerage commissions, custodial services, and other costs relating to investment in smaller capital markets are generally more expensive than in the United States. Such markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller capital markets, which may result in the fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in temporary periods when assets of a fund are uninvested and no return is earned thereon. The inability of a fund to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to a fund due to subsequent declines in value of the portfolio security or, if the fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Generally, there is less government supervision and regulation of exchanges, brokers and issuers in countries having smaller capital markets than there is in the United States.

Derivative Instruments. In accordance with its investment policies, each fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investment in conventional securities.

Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps. The following are the principal risks associated with derivative instruments.

Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund.

Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal.

Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless, many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the funds are not readily marketable and are subject to a fund's restrictions on illiquid investments.

Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

Each derivative instrument purchased for a fund's portfolio is reviewed and analyzed by the fund's portfolio manager to assess the risk and reward of each such instrument in relation the fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the fund and its shareholders.

Special Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for debt securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. A fund, however, would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Where a fund enters into Futures transactions for non-hedging purposes, it will be subject to greater risks and could sustain losses which are not offset by gains on other fund assets.

Furthermore, in the case of a Futures Contract purchase, in order to be certain that each fund has sufficient assets to satisfy its obligations under a Futures Contract, the fund segregates and commits to back the Futures Contract with an amount of cash and liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

Economic and Monetary Union (EMU). As part of EMU, on January 1, 1999 11 European countries adopted a single common currency -- the Euro; however, budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU may create new economic opportunities for investors, such as easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. However, EMU and the introduction of the Euro present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted; (ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the funds' portfolios; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the funds.

                             INVESTMENT RESTRICTIONS

The Company has adopted the following restrictions and fundamental policies that cannot be changed without approval by a "vote of a majority of the outstanding voting securities" of each fund affected by the change as defined in the 1940 Act and Rule 18f-2 thereunder (see "Voting").

Without the approval of a majority of its outstanding voting securities, the Global Government Bond Portfolio may not:

1.    Change its subclassification as an open-end fund.;

2.    Change its subclassification as a non-diversified company;

3. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
      (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's' investment objective and policies); or (d) investing in real estate investment trust securities.

5. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

6.    Issue senior securities.

7. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

8. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

9. Enter into a Futures Contract or a commodity option other than for bona fide hedging purposes and, if, as a result thereof, more than 5% of the fund's total assets (taken at market value at the time of entering into the contract or commodity option) would be committed to initial margin on futures contracts and premiums on commodity options all within the meaning of Regulation 4.5 of the CFTC.

In addition, the following policies have also been adopted by the Global Government Bond Portfolio but are not fundamental and accordingly may be changed by approval of the Board of Directors. The fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short

      (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Have more than 15% of its total assets at any time invested in or subject to puts, calls or combinations thereof.

3.    Invest in companies for the purpose of exercising control or management.

4. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

5.    Invest in securities of another investment company except as permitted by
      Section 12(d)(1)(a) of the 1940 Act, or as part of a merger, consolidation, or acquisition.

6. Invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.

7. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the fund may invest in, or sponsor such programs.

8. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation.

Without the approval of a majority of its outstanding voting securities, the International All Cap Growth Portfolio and the European Portfolio each may not:

1. With respect to each of the European Portfolio and the International All Cap Growth Portfolio, invest in a manner that would cause it to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
      (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

4. With respect to the European Portfolio, borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

5. With respect to the International All Cap Growth Portfolio, borrow money, except that (a) the Portfolio may borrow from banks under certain circumstances where the fund's Manager reasonably believes that (i) the cost of borrowing and related expenses will be exceeded by the fund's return from investments of the proceeds of the borrowing in portfolio securities, or (ii) the meeting of redemption requests might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

6. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

8.    Issue "senior securities".

In addition, the following policies have also been adopted by the European Portfolio and the International All Cap Growth Portfolio, but are not fundamental and accordingly may be changed by approval of the Board of Directors. The funds may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Purchase interests in oil, gas and/or mineral exploration or development programs (including mineral leases), except for purchases of currencies and futures and options and other related contracts as described in the Prospectus from time to time and except for the purchase of marketable securities issued by companies that have such interests.

3. Purchase securities of any other registered investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that each of the funds may also purchase shares of other investment companies pursuant to Section 12(d)(1)(A) of the 1940 Act.

4. Make investments in securities for the purpose of exercising control over or managing the issuer.

5. Purchase securities of any issuer (including any predecessor) which has been in operation for less than three years if immediately after such purchase more than 5% of the value of the total assets of the fund would be invested in such securities.

6. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

                           ADDITIONAL TAX INFORMATION

The following is a summary of the material federal tax considerations affecting a fund of the Company. In addition to the considerations described below there may be other federal, state, local or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

General

Each fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for tax treatment as a separate regulated investment company so long as such qualification is in the best interest of its shareholders. In each taxable year that each fund qualifies, each fund will pay no federal income tax on its net investment income and net short-term and long-term capital gains that are distributed to shareholders in compliance with the Code's timing and other requirements.

To so qualify, a fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, Futures and forward contracts) derived from its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the market value of the fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or two or more issuers controlled by the fund and engaged in the same, similar or related trades or businesses. The diversification requirements described above may limit the fund's ability to engage in hedging transactions by writing or buying options or by entering into Futures or forward contracts.

Foreign currency gains that are not directly related to a fund's principal business of investing in stock or securities, or options or forward contracts thereon, might be excluded by regulations from income that counts toward the 90% gross income requirement described above.

As a regulated investment company, each fund will not be subject to U.S. federal income tax on net investment income and net short-term and long-term capital gains distributed to shareholders if, as is intended, the fund distributes at least 90% of its net ordinary income and any excess of its net short-term capital gain over its net long term capital loss to the fund's shareholders for each taxable year of the fund.

On October 31, 2001, the unused capital loss carryovers, by fund, were approximately as follows: Global Government Bond Portfolio, $2,909,000. For Federal income tax purposes, these amounts are available to be applied against future capital gains of the fund that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

                     October 31,

Name of Fund
                      2003       2004    2005    2006       2007        2008
Global Gov't           --         --      --      --     $2,148,000  $1,637,000
Bond

Each fund, however, will generally be subject to a nondeductible federal excise tax of 4% to the extent that it does not meet certain minimum distribution requirements as of the end of each calendar year. Each fund intends to make timely distributions of its income (including any net capital gains) in compliance with these requirements. As a result, it is anticipated that each fund will not be subject to the excise tax.

For federal income tax purposes, dividends declared by each fund in October, November or December as of a record date in such month and which are actually paid in January of the following year will be treated as if they were paid on December 31. These dividends will be taxable to shareholders in the year declared, and not in the year in which shareholders actually receive the dividend.

If a fund purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the fund itself may be subject to U.S. federal income tax and an additional charge in the nature of interest on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is distributed by the fund to its shareholders in a manner that satisfies the requirements described above. If the fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, the fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements described above, the fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the fund. The funds generally should be able to make an alternative election to mark these investments to market annually, resulting in the recognition of ordinary income (rather than capital gain) or ordinary loss, subject to limitations on the ability to use any such loss.

A fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to passive foreign investment companies or partnerships in which the fund invests or to certain options, futures, forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund's investments in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling portfolio securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

Income (including, in some cases, capital gains) received by a fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the rate of foreign tax in advance since the amount of the fund's assets to be invested in various countries is not known. Such foreign taxes would reduce the income of the fund distributed to shareholders.

If, at the end of a fund's taxable year, more than 50% of the value of that fund's total assets consist of stock or securities of foreign corporations, the fund may make an election pursuant to which qualified foreign income taxes paid by it will be treated as paid directly by its shareholders. A fund will make this election only if it deems the election to be in the best interests of shareholders, and will notify shareholders in writing each year if it makes the election and the amount of foreign taxes to be treated as paid by the shareholders. If a fund makes such an election, the amount of such qualified foreign taxes would be included in the income of shareholders, and a shareholder other than a foreign corporation or non-resident alien individual could claim either a credit, provided that certain holding period requirements are satisfied, or, provided the shareholder itemizes deductions, a deduction for U.S. federal income tax purposes for such foreign taxes. Tax-exempt shareholders generally will not be able to use any credit or deduction. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholders' U.S. tax (determined without regard to the availability of the credit) attributable to their total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the fund from its foreign source ordinary income will be treated as foreign source income. The fund's gains and losses from the sale of securities and from certain foreign currency gains and losses will generally be treated as derived from U.S. sources.

The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the fund that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate share of the qualified foreign income taxes paid by a fund.

Prior to investing in shares of the fund, investors should consult with their tax advisors concerning the federal, state and local tax consequences of such an investment.

Distributions

If the net asset value of shares of a fund is reduced below a shareholder's cost as a result of distribution by the fund, such distribution will be taxable even though it represents a return of invested capital.

Dividends from net investment income and distributions of realized short-term capital gains, whether paid in cash or automatically invested in additional shares of the fund, are taxable to shareholders as ordinary income. The funds' dividends will not qualify for the dividends received deduction for corporations. Dividends and distributions by the funds may also be subject to state and local taxes. Distributions out of net long-term capital gains (i.e., net long-term capital gain in excess of net short-term capital loss) are taxable to shareholders as long-term capital gains. Information as to the tax status of dividends paid or deemed paid in each calendar year will be mailed to shareholders as early in the succeeding year as practical but not later than January 31.

The Company is required to withhold and remit to the U.S. Treasury a certain percentage of dividends, distributions and redemption proceeds to shareholders who fail to provide a correct taxpayer identification number (the Social Security number in the case of an individual) or to make the required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding and who are not otherwise exempt. The withholding tax is not an additional tax, but is creditable against a shareholder's federal income tax liability. Distributions to nonresident aliens and foreign entities may also be subject to other withholding taxes.

Redemption of Shares

Any gain or loss realized on the redemption or exchange of fund shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss, provided in each case that the transaction is properly treated as a sale rather than a dividend for tax purposes.

However, any loss realized by such a shareholder upon the redemption or exchange of fund shares held six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares. Additionally, any loss realized on a redemption or exchange of fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after such disposition, such as pursuant to reinvestment of dividends in fund shares.

In determining gain or loss, a shareholder who redeems or exchanges shares in a fund within 90 days of the acquisition of such shares will not be entitled to include in tax basis the sales charges incurred in acquiring such shares to the extent of any subsequent reduction in sales charges due to any reinvestment right for investing in the same fund or a different fund, such as pursuant to the rights discussed in "Exchange Privilege."

                    IRA AND OTHER PROTOTYPE RETIREMENT PLANS

Copies of the following plans with custody or trust agreements have been approved by the Internal Revenue Service and are available from the Company or Salomon Smith Barney; investors should consult with their own tax or retirement planning advisors prior to the establishment of a plan.

IRA, Rollover IRA and Simplified Employee Pension - IRA

The Small Business Job Protection Act of 1996 changed the eligibility requirements for participants in Individual Retirement Accounts ("IRAs"). Under these new provisions, if you or your spouse have earned income, each of you may establish an IRA and make maximum annual contributions equal to the lesser of earned income or $2,000. As a result of this legislation, married couples where one spouse is non-working may now contribute a total of $4,000 annually to their IRAs.

The Taxpayer Relief Act of 1997 has changed the requirements for determining whether or not you are eligible to make a deductible IRA contribution. Under the new rules effective beginning January 1, 1998, if you are considered an active participant in an employer-sponsored retirement plan, you may still be eligible for a full or partial deduction depending upon your combined adjusted gross income ("AGI"). For married couples filing jointly, a full deduction is permitted if your combined AGI is $50,000 or less ($30,000 for unmarried individuals); a partial deduction will be allowed when AGI is between $50,000-$60,000 ($30,000-$40,000 for an unmarried individual); and no deduction when AGI is above $60,000 ($40,000 for an unmarried individual). However, if you are married and your spouse is covered by an employer-sponsored retirement plan, but you are not, you will be eligible for a full deduction if your combined AGI is $150,000 or less. A partial deduction is permitted if your combined AGI is between $150,000-$160,000 and no deduction is permitted after $160,000.

The rules applicable to so-called "Roth IRAs" differ from those described above.

A Rollover IRA is available to defer taxes on lump sum payments and other qualifying rollover amounts (no maximum) received from another retirement plan.

An employer who has established a Simplified Employee Pension - IRA ("SEP-IRA") on behalf of eligible employees may make a maximum annual contribution to each participant's account of 15% (up to $25,500) of each participant's compensation. Compensation is capped at $170,000 for 2000.

Paired Defined Contribution Prototype

Corporations (including Subchapter S corporations) and non-corporate entities may purchase shares of the Company through the Salomon Smith Barney Prototype Paired Defined Contribution Plan (the "Prototype"). The Prototype permits adoption of profit-sharing provisions, money purchase pension provisions, or both, to provide benefits for eligible employees and their beneficiaries. The Prototype provides for a maximum annual tax deductible contribution on behalf of each Participant of up to 25% of compensation, but not to exceed $30,000 (provided that a money purchase pension plan or both a profit-sharing plan and a money purchase pension plan are adopted thereunder).

                             PERFORMANCE INFORMATION

From time to time the Company may advertise a fund's total return, average annual total return and yield in advertisements. The Company may also quote the funds' total that eliminates the sales charge or the initial investment. In addition, in other types of sales literature the Company may include a fund's current dividend return. These figures are based on historical earnings and are not intended to indicate future performance. The total returns below show what an investment in the fund would have earned over a specified period of time (one, five, or ten years or since inception) assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the fund were invested on the reinvestment dates during the period, less all recurring fees. The average annual total return is derived from this total return, which provides the ending redeemable value. The following chart reflects the financial performance of the funds through the period ended October 31, 2001 for the one, five and ten year periods and since inception:

                                              Total Returns
                                                                           Since
                                                  5 Year                 Inception       Since
                                                 Average       5 Year     Average      Inception
     Name of Fund            Class    1 Year      Annual     Cumulative    Annual      Cumulative
     ------------            -----    ------      ------     ----------    ------      ----------
International All Cap
Growth(1)

Inception: 11-22-91            A     (42.66)%    (4.12)%      (18.99)%      6.36%*      177.08%
Inception: 11-7-94             B     (42.42)%    (4.04)%      (18.64)%     (2.48)%     (16.10)%
Inception: 1-4-93              L     (41.13)%    (4.09)%      (18.86)%      2.37%        24.15%
Inception: 6-16-94             Y     (39.34)%    (2.78)%      (13.14)%     (0.73)%      (5.25)%
Inception: 11-7-94             Z     (39.37)%    (2.78)%      (13.16)%     (1.35)%      (9.18)%

Global Government Bond
Inception: 7-22-91             A       6.07%      5.32%        29.59%      7.25%*       105.22%
Inception: 11-18-94            B       6.01%      5.57%        31.15%       7.08%        60.89%
Inception: 1-4-93              L       8.60%      5.62%        31.43%       6.87%        79.72%
Inception: 2-19-93             Y      11.52%      6.70%        38.30%       7.51%        87.76%

European**
Inception: 2-7-94              A     (43.00)%    (0.45)%       (2.25)%      4.07%        36.12%
Inception: 11-7-94             B     (43.21)%    (0.36)%       (1.80)%      4.33%        34.44%
Inception: 2-14-94             L     (41.58)%    (0.36)%       (1.80)%      3.91%        34.41%

(1) The International All Cap Growth Portfolio's performance record includes the performance of the Fenimore International Fund through November 22, 1991. The shareholders of the Fenimore International Fund approved a reorganization with the fund at their October 31, 1991 shareholder's meeting. As a result, all shares of the Fenimore International Fund were exchanged at the close of business on November 22, 1991 for shares of the fund. Prior to November 22, 1991 the fund had not made an offering of its shares.

* International All Cap Growth, Class A, 10 year average annual is 2.74%, 10 year cumulative is 31.06%; Global Government Bond, Class A, 10 year average annual is 6.58%, 10 year cumulative is 89.10%

**There are no Class Y shares outstanding.

The total returns below show what an investment in the fund would have earned over a specified period of time (one or five years or since inception) without assuming the payment of the maximum sales load when the investment was first made and that all distributions and dividends by the fund were invested on the reinvestment dates during the period, less all recurring fees. The following chart reflects the financial performance of the funds through the period ended October 31, 2001 for the one, five and ten year periods and since inception:

                                              Total Returns
                                                                           Since
                                                  5 Year                 Inception       Since
                                                 Average       5 Year     Average      Inception
     Name of Fund            Class    1 Year      Annual     Cumulative    Annual      Cumulative
     ------------            -----    ------      ------     ----------    ------      ----------
International All Cap

Growth1

Inception: 11-22-91            A     (39.64)%    (3.14)%      (14.73)%      6.71%*     177.08%
Inception: 11-7-94             B     (40.04)%    (3.90)%      (18.03)%     (2.48)%     (16.10)%
Inception: 1-4-93              L     (40.06)%    (3.90)%      (18.02)%      2.48%       24.15%
Inception: 6-16-94             Y     (39.34)%    (2.78)%      (13.14)%     (0.73)%      (5.25)%
Inception: 11-7-94             Z     (39.37)%    (2.78)%      (13.16)%     (1.35)%      (9.18)%

Global Government Bond

Inception: 7-22-91             A      11.11%      6.29%        35.68%       7.73%*     114.97%
Inception: 11-18-94            B      10.48%      5.71%        32.02%       7.08%       60.89%
Inception: 1-4-93              L      10.69%      5.84%        32.80%       6.99%       81.55%
Inception: 2-19-93             Y      11.52%      6.70%        38.30%       7.51%       87.76%

European**
Inception: 2-7-94              A     (40.01)%     0.58%         2.91%       4.77%       43.31%
Inception: 11-7-94             B     (40.45)%    (0.20)%       (1.01)%      4.33%       34.44%
Inception: 2-14-94             L     (40.43)%    (0.16)%       (0.82)%      4.05%       35.81%

(1) The International All Cap Growth Portfolio's performance record includes the performance of the Fenimore International Fund through November 22, 1991. The shareholders of the Fenimore International Fund approved a reorganization with the fund at their October 31, 1991 shareholder's meeting. As a result, all shares of the Fenimore International Fund were exchanged at the close of business on November 22, 1991 for shares of the fund. Prior to November 22, 1991 the fund had not made an offering of its shares.

* International All Cap Growth, Class A, 10 year average annual is 3.27%, 10 year cumulative is 37.98%; Global Government Bond, Class A, 10 year average annual is 7.07%, 10 year cumulative is 98.03%

**There are no Class Y shares outstanding.

Note that, (i) prior to June 12, 1998, Class L shares were called Class C shares; (ii) prior to November 7, 1994, Class C shares were called Class B shares; and (iii) prior to November 7, 1994, Class Y shares of Global Government Bond Portfolio were called Class C shares. Note further, that effective October 3, 1994, with respect to the International All Cap Growth, and European, Class C shares of each such fund were reclassified as additional Class A shares.

      Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P (1 + T)^n = ERV

             Where:   P      =      a hypothetical initial payment of $ 1,000.
                      T      =      average annual total return.
                      n      =      number of years.
                      ERV    =      Ending Redeemable Value of a hypothetical
                                    $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of a fund.

      Average Annual Total Return (After Taxes on Distributions)

      P(1 + T)^n = ATV(D)

      Where: P      =    a hypothetical initial payment of $1,000.
             T      =    average annual total return (after taxes on
                         distributions).
             n      =    number of years.
             ATV(D) =    ending value of a hypothetical $1,000 investment
                         made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

      Average Annual Total Return (After Taxes on Distributions and Redemptions)

      P(1 + T)n = ATV(DR)

      Where: P       =   a hypothetical initial payment of $1,000.
             T       =   average annual total return (after taxes on
                         distributions and redemption).
             n       =   number of years.
             ATV(DR) =   ending value of a hypothetical $1,000 investment made
                         at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions and redemption.

      Yield

                                          a - b
      Yield is calculated:   YIELD  = 2[(----- +1) ^6 __ 1]
                                           cd

      Where:  a   =      dividends and interest earned during the period.
              b   =      expenses accrued for the period (net of reimbursements)
              c   =      the average daily number of shares outstanding during
                         the period that were entitled to receive dividends
              d   =      the maximum offering price per share on the last day of
                         the period

      Non-Standardized Performance

A Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation) if the measurement reflects all elements of return.

The Global Government Bond Portfolio's yield is computed by dividing the net investment income per share earned during a specified thirty day period by the maximum offering price per share on the last day of such period and analyzing the result. For purposes of the yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the portfolio; income on short-term obligations is based on current payment rate. For the 30-day period ended October 31, 2001, the portfolio's Class A share, Class B share, Class L share and Class Y share yields were 2.46%,1.98%, 2.11% and 2.94%, respectively.

The Company calculates current dividend return for each fund by dividing the dividends from investment income declared during the most recent twelve months by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. From time to time, the Company may include the fund's current dividend return in information furnished to present or prospective shareholders and in advertisements.

Each fund's current dividend return may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing the fund's current dividend return to yields published for other investment companies and other investment vehicles. Current dividend return should also be considered relative to changes in the value of the fund's shares and to the risks associated with the fund's investment objective and policies. For example, in comparing current dividend returns with those offered by Certificates of Deposit ("CDs"), it should be noted that CDs are insured (up to $100,000) and offer a fixed rate of return.

Standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account.

Performance information may be useful in evaluating a fund and for providing a basis for comparison with other financial alternatives. Since the performance of the fund changes in response to fluctuations in market conditions, interest rates and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.

A fund may from time to time compare its investment results with the following:

      (1) Various Salomon Smith Barney World Bond Indices and J.P. Morgan Global Bond Indices, which measure the total return performance of high-quality securities in major sectors of the worldwide bond markets.

      (2) The Lehman Brothers Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage-backed securities), and all public, fixed-rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service ("Moody's") or BBB by Standard and Poor's Ratings Group ("S&P"), or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding Collateralized Mortgage Obligations), or other similar indices.

      (3) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

      (4) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

      (5) Data and mutual fund rankings published or prepared by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets.

      (6) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

      (7) Standard & Poor's 500 Index ("S&P 500") which is a widely recognized index composed of the capitalization-weighted average of the price of 500 of the largest publicly traded stocks in the U.S.

      (8) Salomon Smith Barney Broad Investment Grade Bond Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

      (9) Dow Jones Industrial Average which is a price-weighted average of 30 actively traded stocks of highly reputable companies prepared by Dow Jones & Co.

      (10) Financial News Composite Index.

      (11) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE Index is an unmanaged index of more than 800 companies of Europe, Australia and the Far East.

      (12) Data and comparative performance rankings published or prepared by CDA Investment Technologies, Inc.

      (13) Data and comparative performance rankings published or prepared by Wiesenberger Investment Company Service.

Indices prepared by the research departments of such financial organizations as Salomon Smith Barney, Inc., Merrill Lynch, Bear Stearns & Co., Inc., Morgan Stanley, and Ibbottson Associates may be used, as well as information provided by the Federal Reserve Board. In addition, performance rankings and ratings reported periodically in national financial publications, including but not limited to Money Magazine, Forbes, Business Week, The Wall Street Journal and Barron's may also be used. Each fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar, Inc. and other financial publications.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each fund normally is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of the Class outstanding. If the NYSE closes early, the fund accelerates the calculation of its net asset value to the actual closing time. The NYSE is closed for the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities for which market quotations are readily available are valued at current market value or, in their absence, at fair value. Securities traded on an exchange are valued at last sales prices on the principal exchange on which each such security is traded, or if there were no sales on that exchange on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. If instead there were no sales on the valuation date with respect to these securities, such securities are valued at the mean of the latest published closing bid and asked prices. Over-the-counter securities are valued at last sales price or, if there were no sales that day, at the mean between the bid and asked prices. Options, futures contracts and options thereon that are traded on exchanges are also valued at last sales prices as of the close of the principal exchange on which each is listed or if there were no such sales on the valuation date, the last quoted sale, up to the time of valuation, on the other exchanges. In the absence of any sales on the valuation date, valuation shall be the mean of the latest closing bid and asked prices. Securities with a remaining maturity of 60 days or less are valued at amortized cost where the Board of Directors has determined that amortized cost is fair value. Premiums received on the sale of call options will be included in the fund's net assets, and current market value of such options sold by the fund will be subtracted from the fund's net assets. Any other investments of the fund, including restricted securities and listed securities for which there is a thin market or that trade infrequently (i.e., securities for which prices are not readily available), are valued at a fair value determined by the Board of Directors in good faith. This value generally is determined as the amount that the fund could reasonably expect to receive from an orderly disposition of these assets over a reasonable period of time but in no event more than seven days. The value of any security or commodity denominated in a currency other than U.S. dollars will be converted into U.S. dollars at the prevailing market rate as determined by the Manager.

Securities for which market quotations are readily available are valued on the basis of the prices reflected on the tape received from an approved pricing service after the close of regular trading on the NYSE on each day the NYSE is open.

Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of the fund may not take place contemporaneously with the determination of the prices of investments held by such fund. Events affecting the values of investments that occur between the time their prices are determined and 4:00 P.M. on each day that the NYSE is open will not be reflected in the fund's net asset value unless the Manager, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, a fund's net asset value may be significantly affected by such trading on days when a shareholder has no access to that fund.

                               PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                 Offering Price                         Offering Price
                           Global Gov't Bond Portfolio                  All Other Funds

                                           Sales Charge as    Sales Charge as a   Sales Charge as a
Amount          of Sales Charge as % of     % of Amount              %                   %
Investment           Offering Price          Invested        Of Offering Price   Of Amount Invested
Less than $25,000         4.50%               4.71%              5.00%            5.26%
$ 25,000 - 49,999         4.00                4.17               4.00             4.17
50,000 - 99,999           3.50                3.63               3.50             3.63
100,000 - 249,999         2.50                2.56               3.00             3.09
250,000 - 499,999         1.50                1.52               2.00             2.04
500,000 and over          -0-                 -0-                *                *

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon Smith Barney, which compensates Salomon Smith Barney Financial Consultants and Service Agents whose clients make purchases of $500,000 or more. The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Until June 22, 2002 purchases of Class L shares by investors who were holders of Class C shares of the fund or other Smith Barney mutual funds on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares (i) of the International All Cap Growth Portfolio, for which the minimum initial investment is $5,000,000 and
(ii) by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

Class Z Shares Class Z shares are sold exclusively to (a) tax-exempt employee benefit and retirement plans of Salomon Smith Barney, Inc. and its affiliates and (b) unit investment trusts sponsored by Salomon Smith Barney and its affiliates.

General

Investors may purchase shares from a Service Agent or a Salomon Smith Barney Financial Consultant. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Salomon Smith Barney and Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services ("sub-transfer agent") are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.

Purchase orders received by the fund or a Salomon Smith Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Service Agent, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Salomon Smith Barney or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon Smith Barney or the sub-transfer agent. The Systematic Investment Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to
(i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases by Section 403(b) or Section 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of most other Smith Barney Mutual Funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the options of the investor, up to 90 days before such date. Please contact a Salomon Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). For International All Cap Growth Portfolio, investors must make an initial minimum purchase of $1,000,000 in Class Y shares of the fund and agree to purchase a total of $5,000,000 of Class Y of the fund within 6 months of the date of the Letter. For all of the other funds, investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, or $5 million is not made within 6 months for the International All Cap Growth Portfolio, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact a Service Agent or the Transfer Agent for further information.

Deferred Sales Charge Provisions

"Deferred Sales Charge Shares" are: (a) Class B shares; (b) Class L shares; and
(c) Class A shares that were purchased without an initial sales charge but are subject to a deferred sales charge. A deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Salomon Smith Barney 401(k) Program, as described below. See "Purchase of Shares Salomon Smith Barney Retirement Programs."

                                               Deferred Sales Charge

Year Payment Was Made Since      Global Government Bond          All other Funds
Purchase                         Portfolio

First                                    4.50%                         5.00%
Second                                   4.00                          4.00
Third                                    3.00                          3.00
Fourth                                   2.00                          2.00
Fifth                                    1.00                          1.00
Sixth and thereafter                     0.00                          0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to Salomon Smith Barney.

To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

Deferred sales charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Salomon Smith Barney Retirement Programs

You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. You can meet minimum investment and exchange amounts, if any by combining the plan's investments in any of the Smith Barney mutual funds.

There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

For plans opened on or after March 1, 2000 that are not plans for which Paychex Inc. or an affiliate provides administrative services (a "Paychex Plan"), Class A shares may be purchased regardless of the amount invested.

For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares you may purchase depends on the amount of your initial investment:

Class A Shares. Class A shares may be purchased by plans investing at least $1million.

Class L Shares. Class L shares may be purchased by plans investing less than $1 million. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

If the plan was opened on or after June 21, 1996 and a total of $1 million is invested in Smith Barney Funds Class L shares (other than money market funds), all Class L shares are eligible for exchange after the plan is in the program for 5 years.

If the plan was opened before June 21, 1996 and a total of $500,000 is invested in Smith Barney Funds Class L shares (other than money market funds) on December 31 in any year, all Class L shares are eligible for exchange on or about March 31 of the following year.

For more information, call your Service Agent or the Transfer Agent.

Retirement Programs Opened On or After June 21, 1996. If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or the ExecChoiceTM Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

Retirement Programs Opened Prior to June 21, 1996. In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any participating plan in the Smith Barney 401(k) or the ExecChoiceTM Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoiceTM Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund. Any Class L shares not converted will continue to be subject to the distribution fee.

Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Retirement Programs Investing in Class B Shares: Class B shares of a fund are not available for purchase by participating plans opened on or after June 21, 1996, but may continue to be purchased by any participating plan in the Smith Barney 401 (k) Program opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a deferred sales charge of 3.00% of redemption proceeds if the participating plan terminates within eight years of the date the participating plan first enrolled in the Smith Barney 401
(k) Program.

At the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401 (k) Program, the participating plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the same fund. Such participating plan will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a participating plan will not be eligible to acquire additional Class B shares, but instead may acquire Class A shares ofa the same fund. If the participating plan elects not to exchange all of its Class B shares at that time, each Class B share held by the participating plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares-Deferred Sales Charge Alternatives."

No deferred sales charge is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholders Class B shares above the purchase payments made during the preceding eight years. Whether or not the deferred sales charge applies to the redemption by a participating plan depends on the number of years since the participating plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the deferred sales charge to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase payment from which the amount is being redeemed.

The deferred sales charge will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a participating plan; as a result of (a) the retirement of an employee in the participating plan; (b) the termination of employment of an employee in the participating plan; (c) the death or disability or an employee in the participating plan; (d) the attainment of age 59 1/2 by an employee in the participating plan; (e) hardship of an employee in the participating plan to the extent permitted under Section 401(k) of the Code; or
(f) redemptions of shares in connection with a loan made by the participating plan to an employee.

                               EXCHANGE PRIVILEGE

Except as otherwise noted below, shares of each Class of the fund may be exchanged for shares of the same Class of certain Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Class B Exchanges. If a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the fund that have been exchanged.

Class A and Class Y Exchanges. Class A and Class Y shareholders of the fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.

Additional Information Regarding Exchanges. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

      During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

                              REDEMPTION OF SHARES

The fund is required to redeem the shares of the fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable deferred sales charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's Service Agent or by submitting a written request for redemption to:

        Smith Barney World Funds, Inc./[name of fund]
        Class A, B, L or Y (please specify)
        c/o PFPC Global Fund Services
        P.O. Box 9699
        Providence, Rhode Island 02940-9699

A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

Automatic Cash Withdrawal Plan. The fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the shareholder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between Classes of a fund. Any applicable deferred sales charge will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the deferred sales charge at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable deferred sales charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the deferred sales charge.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Salomon Smith Barney Financial Consultant or your Dealer Representative or the sub-transfer agent.

Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the sub-transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in a fund.)

Redemptions. Redemption requests of up to $10,000 of any class or classes of shares of a fund may be made by eligible shareholders by calling the sub-transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (Eastern time) on any day on which the NYSE is open.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

                           DIVIDENDS AND DISTRIBUTIONS

Each fund except the Global Government Bond Portfolio declares and pays income dividends at least annually on its shares. The Global Government Bond Portfolio declares and pays income dividends monthly. Each fund makes annual distributions of capital gains, if any, on its shares. If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no initial or deferred sales charges.

Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Salomon Smith Barney Financial Consultant. Accounts held directly by the transfer agent should notify the transfer agent in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.

The per share dividends on Class B and Class L shares of fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of a fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

SBFM (the "Manager") serves as each fund's investment manager. The Manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup. The Manager was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware limited liability company in 1999. As of January 31, 2002 the Manager had aggregate assets under management of in excess of $231 billion. The Manager and Salomon Smith Barney are each located 125 Broad Street, New York, New York 10004. Holdings is located at 388 Greenwich Street, New York, New York 10013. The term "Smith Barney" in the title of the Company and the funds has been adopted by permission of Salomon Smith Barney and is subject to the right of Salomon Smith Barney to elect that the Company stop using the term in any form or combination of its name.

The Manager manages the day-to-day operations of each fund pursuant to a management agreement entered into by the Company on behalf of the fund under which the Manager is responsible for furnishing or causing to be furnished to the fund advice and assistance with respect to the acquisition, holding or disposal of securities and recommendations with respect to other aspects and affairs of the fund and furnishes the fund with bookkeeping, accounting and administrative services, office space and equipment, and the services of the officers and employees of the Company. By written agreement the Research and other departments and staff of Salomon Smith Barney furnish the Manager with information, advice and assistance and are available for consultation on the fund, thus Salomon Smith Barney may also be considered an investment adviser to the Company. Salomon Smith Barney's services are paid for by the Manager on the basis of direct and indirect costs to Salomon Smith Barney of performing such services; there is no charge to the Company for such services. For the services provided by the Manager, the management agreement provides that each fund will pay the Manager an annual fee calculated as a percentage of the fund's average daily net assets, paid monthly.

The Management Agreement for the Global Government Bond fund provides for an annual fee calculated at the rate of 0.75% of the fund's average daily net assets, paid monthly; each of the Management Agreements for the International All Cap Growth Portfolio and the European Portfolio provides for an annual fee calculated at the rate of 0.85% of the fund's average daily net assets, paid monthly.

For the fiscal years 1999, 2000 and 2001 the management fees for each fund were as follows:

    Fund                                    1999           2000            2001
    ----                                    ----           ----            ----
    International All Cap Growth     $10,291,301    $13,571,951      $7,868,424
    Global Government Bond             1,024,623        902,878        $826,540
    European                             708,758        906,567        $596.946

Each Management Agreement provides that all other expenses not specifically assumed by the Manager under the Management Agreement on behalf of the fund are borne by the Company. Expenses payable by the Company include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the Company) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and directors' meetings, filing fees and expenses relating to the registration and qualification of the Company's shares and the Company under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Company's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of directors and fees of directors who are not "interested persons" as defined in the Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incidental to the Company's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses are charged to each fund; general corporate expenses are allocated on the basis of the relative net assets.

The Manager also acts as investment adviser to numerous other open-end investment companies. Salomon Smith Barney also advises profit-sharing and pension accounts. Salomon Smith Barney and its affiliates may in the future act as investment advisers for other accounts.

The Management Agreement has an initial term of two years and continues in effect, from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of trustees or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the

Independent Trustees of the fund's board with such Independent Trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the fund's Management Agreement, the board, including the Independent Trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from brokers-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Management Agreement was in the best interests of the fund and its shareholders. The Independent Trustees were advised by separate independent legal counsel throughout the process. The fund or the manager may terminate the Management Agreement on sixty days' written notice without penalty. The Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

Code of Ethics. Pursuant to Rule 17j-1 of the 1940 Act, the funds, their investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

Distributor. Effective June 5, 2000, the fund has entered into an agreement with Salomon Smith Barney located at 388 Greenwich Street, New York, New York 10013 to distribute the fund's shares on a best efforts basis pursuant to a distribution agreement. Prior to June 5, 2000, CFBDS, Inc. served as the fund's distributor.

Commissions on Class A Shares. For the fiscal years ended October 31, 1999, October 31, 2000 and October 31, 2001 the aggregate dollar amounts of commissions on Class A shares, are as follows:

                                                          Class A
                                    ------------------------------------------------------
                                    11/01/98 through   11/01/99 through   11/01/00 through
                                       10/31/99*          10/31/00**         10/31/01***
                                       ---------          ----------         -----------
Name of Fund
Global Government Bond..........       $  7,000           $    4,000         $  15,000
International All Cap Growth....        646,000            2,031,000           425,000
European........................        181,000              182,000            83,000


*The following amounts were paid to Salomon Smith Barney: $6,300, $581,400 and $162,000.

**The following amounts were paid to Salomon Smith Barney: $3,600, $1,827,000 and $163,800.

*** The entire amount was paid to Salomon Smith Barney.

Commissions on Class B Shares. For fiscal year ended October 31, 2001, the aggregate dollar amount of commissions on Class B Shares, are as follows:

                                        Class B
                                    ----------------
                                    11/01/00 through
                                       10/31/01*

Name of Fund

Global Government Bond..........       $      0
International All Cap Growth....        101,001
European........................              0

* The entire amount was paid to Salomon Smith Barney.

Commissions on Class L Shares For the fiscal years ended October 31, 1999, October 31, 2000 and October 31, 2002, the aggregate dollar amounts of commissions on Class L shares are as follows:

                                                      Class L
                               ------------------------------------------------------
                               11/01/98 through  11/01/99 Through   11/01/00 through
Name of Fund                      10/31/99*          10/31/00**        10/31/01***
------------                      ---------          ----------        -----------
Global Government Bond........     $     0          $  1,000       $     0
International All Cap Growth..      67,000           400,000        99,000
European......................      33,000            48,000        24,000

*The following amounts were paid to Salomon Smith Barney: $0, $60,300 and $29,700. The remainder was paid to CFBDS.

**The following amounts were paid to Salomon Smith Barney: $900, $360,000 and $43,200.

*** The entire amount was paid to Salomon Smith Barney.

Deferred Sales Charges on Class A, B and L Shares For the 1999, 2000, and 2001 fiscal years, the following deferred sales charges were paid to Salomon Smith Barney on redemptions of the funds' shares:

                                                           Class A
                                    ------------------------------------------------------
                                       Fiscal Year       Fiscal Year       Fiscal Year
Name of Fund                         Ended 10/31/99    Ended 10/31/00    Ended 10/31/01
------------                         --------------    --------------    --------------
Global Government Bond..........        $     0           $     0           $     0
International All Cap Growth....         10,000            13,000            68,000
European........................          1,000             1,000                 0

                                                            Class B
                                     ------------------------------------------------------
                                        Fiscal Year       Fiscal Year       Fiscal Year
Name of Fund                          Ended 10/31/99    Ended 10/31/00    Ended 10/31/01
------------                          --------------    --------------    --------------
Global Government Bond..........         $  8,000          $  6,000          $  3,000
International All Cap Growth....          384,000           230,000           164,000
European........................          106,000            76,000            48,000

                                                            Class L
                                     ------------------------------------------------------
                                        Fiscal Year       Fiscal Year       Fiscal Year
Name of Fund                          Ended 10/31/99    Ended 10/31/00    Ended 10/31/01
------------                          --------------    --------------    --------------
Global Government Bond..........         $     0           $     0           $     0
International All Cap Growth....          19,000            38,000            16,000
European........................           6,000             4,000             3,000

Distribution Arrangements. To compensate Salomon Smith Barney for the service it provides and for the expenses it bears, each fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b 1 under the 1940 Act. Under the Plan, each fund pays Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares. The service fee is primarily used to pay Salomon Smith Barney Financial Consultants for servicing shareholder accounts. In addition, each fund pays Salomon Smith Barney a distribution fee with respect to Class B and Class L to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Salomon Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Salomon Smith Barney associated with the sale of fund shares, including lease, utility, communications and sales promotion expenses. For the Global Government Bond Portfolio the Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.45% of the value of the fund's average daily net assets attributable to the shares of the respective Class. For each of the other funds, the Class B and Class L distribution fee is calculated at the annual rate of 0.75% of the value of such fund's average net assets attributable to the shares of the respective Class.

Payments under each Plan are not tied exclusively to the distribution and shareholder services expenses actually incurred by Salomon Smith Barney and the payments may exceed distribution expenses actually incurred. The Company's Board of Directors will evaluate the appropriateness of each Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Salomon Smith Barney, amounts received under the Plan and proceeds of the deferred sales charges.

For the 1999, 2000 and 2001 fiscal years, the following distribution and service fees were accrued and/or paid to Salomon Smith Barney:

                                                 Class A
                               ------------------------------------------
                                Fiscal Year    Fiscal Year   Fiscal Year
                                   Ended         Ended         Ended
Name of Fund                      10/31/99      10/31/00      10/31/01
------------                      --------      --------      --------

Global Government
Bond.................           $  195,608     $  157,951     $134,863
International All
Cap Growth...........            1,072,787      1,500,417      788,895
European.............               77,884        119,439       85,740

                                                 Class B
                               ------------------------------------------
                                Fiscal Year    Fiscal Year   Fiscal Year
                                   Ended         Ended         Ended
Name of Fund                      10/31/99      10/31/00      10/31/01
------------                      --------      --------      --------
Global Government
Bond.................           $   91,284     $   54,753   $   32,221
International All
Cap Growth...........            1,856,625      2,344,221    1,272,475
European.............              403,279        430,114      245,266

                                  Class L - (On June 12, 1998, Class C
                                   shares were renamed Class L Shares)

                                 Fiscal Year    Fiscal Year    Fiscal Year
                                    Ended          Ended          Ended
Name of Fund                       10/31/99      10/31/00        10/31/01
------------                       --------      --------        --------
Global Government
Bond.................           $   20,234     $   12,318   $   12,747
International All
Cap Growth...........            1,771,900      2,055,468    1,229,074
European.............               58,524        158,682      114,067

For the fiscal year ended October 31, 2001, Salomon Smith Barney incurred the following distribution expenses for the funds:

                                                         Salomon
                               Printing                     Smith
                               and                          Barney
                               Mailing of     Support       Financial     Interest
Fund Name       Advertising    Prospectuses   Services      Consultant    Expense          Total
---------       -----------    ------------   --------      ----------    -------          -----
European            $ 23,927       $ 3,841    $  258,308      $  375,331   $ 6,734    $  668,142
------------------------------------------------------------------------------------------------
Global                 9,204           557       207,531          88,146       (93)      305,345
Government
------------------------------------------------------------------------------------------------
International        217,448        28,118     2,180,745       3,715,177    71,088     6,212,576
All Cap Growth

Salomon Smith Barney will pay for the prin ting, at printer's overrun cost, of prospectuses and periodic reports after they have been prepared, set in type and mailed to shareholders, and will also pay the cost of distributing such copies used in connection with the offering to prospective investors and will also pay for supplementary sales literature and other promotional costs. Such expenses incurred by Salomon Smith Barney are distribution expenses within the meaning of the Plans and may be paid from amounts received by Salomon Smith Barney from the Company under the Plans.

Brokerage and Portfolio Transactions

The Manager is responsible for allocating the Company's brokerage. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Salomon Smith Barney. No fund will deal with Salomon Smith Barney in any transaction in which Salomon Smith Barney acts as principal.

The Company attempts to obtain the most favorable execution of each portfolio transaction in the International All Cap Growth Portfolio, and the European Portfolio, that is, the best combination of net price and prompt reliable execution. In the opinion of the Manager, however, it is not possible to determine in advance that any particular broker will actually be able to effect the most favorable execution because, in the context of a constantly changing market, order execution involves judgments as to price, commission rates, volume, the direction of the market and the likelihood of future change. In making its decision as to which broker or brokers are most likely to provide the most favorable execution, the management of the Company takes into account the relevant circumstances. These include, in varying degrees, the size of the order, the importance of prompt execution, the breadth and trends of the market in the particular security, anticipated commission rates, the broker's familiarity with such security including its contacts with possible buyers and sellers and its level of activity in the security, the possibility of a block transaction and the general record of the broker for prompt, competent and reliable service in all aspects of order processing, execution and settlement.

Commissions are negotiated and take into account the difficulty involved in execution of a transaction, the time it took to conclude, the extent of the broker's commitment of its own capital, if any, and the price received. Anticipated commission rates are an important consideration in all trades and are weighed along with the other relevant factors affecting order execution set forth above. In allocating brokerage among those brokers who are believed to be capable of providing equally favorable execution, the Company takes into consideration the fact that a particular broker may, in addition to execution capability, provide other services to the Company such as research and statistical information. These various services may, however, be useful to the Manager or Salomon Smith Barney in connection with its services rendered to other advisory clients and not all such services may be used in connection with the Company. For the fiscal year ended October 31, 2001, the funds did not direct brokerage transactions to brokers because of research services provided.

The Board of Directors of the Company has adopted certain policies and procedures incorporating the standard of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to Salomon Smith Barney must be "reasonable and fair compared to the commission fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time." The Rule and the policy and procedures also contain review requirements and require the Manager to furnish reports to the Board of Directors and to maintain records in connection with such reviews. In all trades directed to Salomon Smith Barney, the Company has been assured that its orders will be accorded priority over those received from Salomon Smith Barney for its own accounts or for any of its directors, officers or employees. The Company will not deal with Salomon Smith Barney in any transaction in which Salomon Smith Barney acts as principal.

In placing orders for the Global Government Bond Portfolio's transactions, the Manager seeks to obtain the best net results. The Manager has no agreement or commitment to place orders with any broker-dealer. Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without stated commission, although the price of the security usually includes a profit to the dealer. United States and foreign government securities and money market instruments are generally traded in the OTC markets. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on Futures, currency and options transactions purchased on behalf of the fund. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S. securities exchanges or OTC markets.

The Company effects transactions with a view towards attaining each fund's investment objective, and although it is not limited by a predetermined rate of portfolio turnover, it is expected that the annual turnover rate for each of the International All Cap Growth Portfolio, the Global Government Bond Portfolio, and the European Portfolio will not exceed 100% in normal circumstances. A high portfolio turnover results in correspondingly greater transaction costs in the form of brokerage commissions or dealer spreads that a fund will bear directly, and may result in the realization of net capital gains, distributions of which are taxable to shareholders.

Shown below are the total brokerage fees paid by the Company on behalf of the International All Cap Growth Portfolio and the European Portfolio during 1999, 2000, and 2001. Also shown is the portion paid to Salomon Smith Barney and the portion paid to other brokers for the execution of orders allocated in consideration of research and statistical services or solely for their ability to execute the order. During fiscal year 2001, the total amount of commissionable transactions was $351,067,249 of which $40,766,160 (11.61%) was directed to Salomon Smith Barney and executed by unaffiliated brokers and $310,201,089 (88.39%) of which was directed to other brokers

                                   Commissions

                Total          To Salomon Smith Barney           To Others
                -----          -----------------------            ---------
    1999     $ 2,594,887       $ 161,411    6.22%            $2,433,476  93.78%
    2000       2,407,088         137,852    5.73              2,269,236  94.27
    2001         778,986          89,720   11.52                689,266  88.48

                                    CUSTODIAN

Portfolio securities and cash owned by the Company are held in the custody of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02110.

                              INDEPENDENT AUDITORS

KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as the Company's independent auditors to examine and report on the financial statements and financial highlights of the Company for its fiscal year ending October 31, 2002.

                                     VOTING

As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At that time, the directors then in office will call a shareholders' meeting for the election of directors. The directors must call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares of the Company. At such a meeting, a director may be removed after the holders of record of at least a majority of the outstanding shares of the Company have voted that the director be removed by votes cast in person or by proxy. The Company will assist shareholders in calling such a meeting as required by the 1940 Act. Except as set forth above, the directors shall continue to hold office and may appoint successor directors.

As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected fund or class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected fund or class) are represented at the meeting in person or by proxy.

The following table contains a list of shareholders who of record or beneficially owned at least 5% of the outstanding shares of a particular class of shares of a fund of the Company as of February 20, 2001.

--------------------------------------------------------------------------------
GLOBAL GOVERNMENT BOND PORTFOLIO CLASS A                  PERCENTAGE OF SHARES
1      Smith Barney Inc.                                          6.5294
       333 West 34th Street
       New York, NY 10001
--------------------------------------------------------------------------------
GLOBAL GOVERNMENT BOND PORTFOLIO CLASS B                  PERCENTAGE OF SHARES
--------------------------------------------------------------------------------
1.     Merlin L. Alper                                            5.8524
       SSB IRA Rollover Custodian
       111 Davenport Ridge Lane
       Stamford, CT  06903-5107
--------------------------------------------------------------------------------
GLOBAL GOVERNMENT BOND PORTFOLIO CLASS L                  PERCENTAGE OF SHARES
--------------------------------------------------------------------------------
1      Alberto M. Roca                                            7.7955
       SSB IRA Rollover Custodian
       13702 Teal Shore Ct.
       Houston, TX 77077-3421
--------------------------------------------------------------------------------
2      Anwar S. Choudhry TTES                                     6.3093
       Anwar S Choudhry MDSC
       Profit Sharing Plan & Trust
       U/A/D 10-10-92
       149 Tomlin Circle
       Burridge, IL 60521-4886
--------------------------------------------------------------------------------
3      Earlene J. Eggenberger SUC T-TEE                           6.0525
       William D. Eggenberger Truswt

       U/A/D 12/14/94
       4837 Cliffside Drive
       West Bloomfield, MI 48323-2472
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GLOBAL GOVERNMENT BOND PORTFOLIO CLASS Y                  PERCENTAGE OF SHARES
--------------------------------------------------------------------------------
1      Smith Barney Series, Inc.                                  48.6364
       Allocation Balanced
       State Street Bank
       Attn:  James Casey
       61 Broadway
       New York, NY  10006-2701
--------------------------------------------------------------------------------
2      Smith Barney Series, Inc.                                  31.6407
       Select Balanced
       State Street Bank
       Attn:  James Casey
       61 Broadway
       New York, NY  10006-2701
--------------------------------------------------------------------------------
3      Smith Barney Series, Inc.                                  12.1400
       Allocation Conservative
       State Street Bank
       Attn:  James Casey
       61 Broadway
       New York, NY  10006-2701
--------------------------------------------------------------------------------
4      Srs. Of Providence Community Support Trust                 7.5828
       Intl. Inv.
       Attn: Sr. Nancy Reynolds, SP
       General Admin. Owens Hall
       St. Mary of the Woods, IN 47876-1096
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL ALL CAP GROWTH   CLASS A                    PERCENTAGE OF SHARES
--------------------------------------------------------------------------------
1.     Travelers Insurance Company                                 5.3907
       Attn:  Shareholder Accounting, 6MS
       One Tower Square
       Hartford, CT  06183
--------------------------------------------------------------------------------
INTERNATIONAL ALL CAP GROWTH   CLASS Y                    PERCENTAGE OF SHARES
--------------------------------------------------------------------------------
1      Smith Barney Series, Inc.                                   26.9483
       Allocation Growth - PNC Bank, NA
       State Street Bank
       Attn: James Casey
       61 Broadway
       New York, NY  10006-2701
--------------------------------------------------------------------------------
2.     Smith Barney Series, Inc.                                   23.2595
       Allocation High Growth
       State Street Bank
       Attn: James Casey
       61 Broadway
       New York, NY 10006-2701
       8500 Tinicum Boulevard, 3rd Floor, Suite 200
       Philadelphia, PA 19153-3111
--------------------------------------------------------------------------------
3.     Smith Barney Series, Inc.                                   8.3405
       Allocation Balanced
       Attn: James Casey
       61 Broadway
       New York, NY  10006-2701
--------------------------------------------------------------------------------
4.     Smith Barney Series, Inc.                                   7.8984
       Select Growth
       State Street Bank
       Attn: James Casey
       61 Broadway
       New York, NY  10006-2701
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5.     Smith Barney Series, Inc.                                   6.5372
       Select Balanced
       State Street Bank
       Attn: James Casey
       61 Broadway
       New York, NY  10006-2701
--------------------------------------------------------------------------------
6.     Smith Barney Series, Inc.                                   5.5245
       Select High Growth
       State Street Bank
       Attn:  James Casey
       61 Broadway
       New York, NY  10006-2701
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                       OTHER INFORMATION ABOUT THE COMPANY

General. The Company, an open-end investment company, was incorporated in Maryland on March 22, 1991. The Company has an authorized capital of 1,000,000,000 shares with a par value of $.001 per share. The Board of Directors has authorized the issuance of six series of shares, each representing shares in one of six separate funds and may authorize the issuance of additional series of shares in the future. The assets of each fund are segregated and separately managed and a shareholder's interest is in the assets of the fund in which he or she holds shares. Class A, Class B, Class L, Class Y shares of a fund (and Class Z shares of International All Cap Growth Portfolio) represent interests in the assets of the fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each Class of shares are borne solely by each Class and each Class of shares has exclusive voting rights with respect to provisions of the fund's Rule 12b-1 distribution plan which pertain to a particular Class.

Shareholder Meetings. As described under "Voting," the Company ordinarily will not hold meetings of shareholders annually; however, shareholders have the right to call a meeting upon a vote of 10% of the Company's outstanding shares for the purpose of voting to remove directors, and the Company will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and are fully paid, transferable and nonassessable when issued for payment as described in this Prospectus.

Minimum Account Size. The Company reserves the right to involuntarily liquidate any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in this fund, each account must satisfy the minimum account size.) The Company, however, will not redeem shares based solely on market reductions in net asset value. Before the Company exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

Styles of Fund Management: In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney mutual funds average 21 years in the industry and 15 years with the firm.

Smith Barney mutual funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer five "styles" of fund management that can be tailored to suit each investor's unique financial goals.

Classic Investor Series - our portfolio manager driven funds

The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

Index Series - funds that track the market

Our Index funds are designed to provide investment results that track, as closely as possible, the performance of a stock or bond market index. This strategy distinguishes an index fund from an "actively managed" mutual fund. Instead of trying to outperform a market or segment, a portfolio manager looks to an index to determine which securities the fund should own.

Premier Selections Series - our best ideas, concentrated funds

We offer a series of Premier Selections funds managed by several of our most experienced and proven managers. This series of funds is built on a unique strategy of combining complementary investment management styles to create broader, multiclass and multicap products that are distinguished by a highly concentrated focus.

Research Series - driven by exhaustive fundamental securities analysis

Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, our Research funds focus on well-defined industries, sectors and trends.

Style Pure Series - our solution to funds that stray

Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

Transfer Agent and Sub-Transfer Agent: Travelers Bank & Trust, fsb, located at 125 Broad Street, New York, New York 10004 serves as the Transfer Agent and shareholder services agent for the fund. PFPC Global Fund Services, located at P.O. Box 9699 Providence, R.I. 02940-9699 serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions.

Annual and Semi-Annual Reports. Management's discussion and analysis, and additional performance information regarding the funds during the fiscal year ended October 31, 2001 is included in the annual reports dated October 31, 2001. A copy of the annual report may be obtained upon request and without charge from a Salomon Smith Barney Financial Consultant or by writing or calling the Company at the address or phone number listed on page one of this statement of additional information.

The Company sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Company at the end of the period covered. In an effort to reduce the Company's printing and mailing costs, the Company plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Salomon Smith Barney Financial Consultant or the transfer agent.

                              FINANCIAL STATEMENTS

The Company's 2001 Annual Reports to Shareholders (each filed on January 4, 2002; Accession number 00000950109-02-000068), are incorporated herein by reference in their entirety.

         APPENDIX - RATINGS OF DEBT OBLIGATIONS BOND (AND NOTE) RATINGS

Moody's Investors Service, Inc. ("Moody's")

      Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

      A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

      Ca - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

      C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group ("Standard & Poors")

      AAA - Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

      AA - Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

      A - Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB - Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B and CCC - Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree if speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C - The rating C is reserved for income bonds on which no interest is being paid.

      D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

      S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

                            COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

Issuers rated "Prime-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated "Prime-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

      A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

      A-2 - Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

PART C Other Information

Item 23. Exhibits

a.1      Articles of Incorporation (1)
a.2 Articles Supplementary to Articles of Incorporation for International Equity Portfolio (2)
a.3 Articles of Amendment to the Articles of Incorporation for the Fund dated November 10, 1992 (3)
a.4 Articles Supplementary to Articles of Incorporation for the Fund dated December 8, 1992 (3)
a.5 Articles Supplementary to Articles of Incorporation for Pacific Portfolio and European Portfolio(10)
a.6 Articles Supplementary to Articles of Incorporation for International Balanced Portfolio (11)
a.7 Form of Articles Supplementary to Articles of Incorporation for Emerging Markets Portfolio(12)
a.8 Articles of Amendment to the Articles of Incorporation for the Fund dated June 4, 1991(13)
a.9 Articles Supplementary to Articles of Incorporation for the Fund dated July 13, 1994 (13)
a.10 Articles of Amendment to Articles of Incorporation for the Fund dated November 3, 1994(13)
a.11 Articles of Amendment to Articles of Incorporation for the Fund dated November 3, 1994(13)
a.12 Articles Supplementary to Articles of Incorporation for the Fund dated November 3, 1994(13)
a.13 Articles Supplementary to Articles of Incorporation for Emerging Markets Portfolio dated November 10, 1994(13)
a.14     Articles of Amendment for the Fund dated June 4, 1998(18)
b.       Bylaws (4)
c. Form of Stock Certificates for the International Equity Portfolio, the Global Government Bond Portfolio, the Pacific Portfolio and the European Portfolio (9)
d.1      Form of Management Agreement for Global Government Bond Portfolio (16)
d.2      Form of Management Agreement for International Equity Portfolio (16)
d.3      Form of Management Agreement for Pacific Portfolio (16)
d.4      Form of Management Agreement for European Portfolio (16)
d.5      Form of Management Agreement for International Balanced Portfolio (16)
d.6      Form of Management Agreement for Emerging Markets Portfolio (16)
d.7      Form of Subadvisory Agreements (16)
e.1      Form of Distribution Agreement (16)
e.2      Selling Group Agreement (18)
e.3      Form of Distribution Agreement (17)

e.4.     Form of Distribution Agreement with Salomon Smith Barney (19)
f.       Not applicable
g.1      Form of Custodian Agreement (15)
g.2 Master Custodian Agreement with State Street Bank and Trust Company is filed herewith.
h.1.     Form of Transfer Agency Agreement  (16)
h.2. Form of Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) (19)
h.3. Form of Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company(f/k/a Smith Barney Private Trust Company) and PFPC Global Fund Services (f/k/a First Data Investor Services Group, Inc.) (19)

i.       Opinion and Consent of Counsel (6)
j.       Auditors' Consent is filed herewith.
k.       Not applicable
l.       Form of Subscription Agreement (4)
m.1      Form of Amended Plan of Distribution Pursuant to Rule 12b-1(18)
m.2 Plan of Distribution Pursuant to Rule 12b-1for Global Government Bond Portfolio (16)
m.3 Plan of Distribution Pursuant to Rule 12b-1for International Equity Portfolio (16)
m.4      Plan of Distribution Pursuant to Rule 12b-1 for Pacific Portfolio (16)
m.5      Plan of Distribution Pursuant to Rule 12b-1 for European Portfolio (16)
m.6 Plan of Distribution Pursuant to Rule 12b-1 for International Balanced Portfolio (16)
m.7 Plan of Distribution Pursuant to Rule 12b-1 for Emerging Markets Portfolio( 16)
n.       Financial Data Schedule is filed herewith
o.       Rule 18f-3 Plan (18)

p.       Code of Ethics (19)


Footnotes:

         (1) Incorporated by reference to the Fund's Registration
         Statement on Form N-1A filed on March 26, 1991.

         (2) Incorporated by reference to Post-Effective Amendment
         No. 2 to the Fund's Registration Statement on Form N-1A filed on September 24, 1991.

         (3) Incorporated by reference to Post-Effective Amendment
         No. 6 to the Fund's Registration Statement on Form N-1A filed on December 21, 1992.

         (4) Incorporated by reference to Pre-Effective Amendment
         No. 1 to the Fund's Registration Statement on Form N-1A filed on May 27, 1991.

         (5) Intentionally left blank.

         (6) Incorporated by reference to Pre-Effective Amendment
         No. 2 to the Fund's Registration Statement on Form N-1A filed on June 14, 1991.

         (7) Intentionally left blank.

         (8) Incorporated by reference to Post-Effective Amendment
         No. 3 to the Fund's Registration Statement on Form N-1A filed on January 17, 1992.

         (9) Incorporated by reference to Post-Effective Amendment
         No. 8 to the Fund's Registration Statement on Form N-1A filed on November 5, 1993.

         (10) Incorporated by reference to Post-Effective Amendment No. 9 to the Fund's Registration Statement on Form N-1A filed on January 4, 1994.

         (11) Incorporated by reference to Post-Effective Amendment
         No. 12 to the Fund's Registration Statement on Form N-1A filed on July 27, 1994.

         (12) Incorporated by reference to Post-Effective Amendment
         No. 14 to the Fund's Registration Statement on Form N-1A filed on October 31, 1994.

         (13) Incorporated by reference to Post-Effective Amendment
         No. 15 to the Fund's Registration Statement on Form N-1A filed on February 28, 1995.

         (14) Incorporated by reference to Post-Effective Amendment
         No. 17 to the Fund's Registration Statement on Form N-1A filed on February 28, 1996.

         (15) Incorporated by reference to Post-Effective Amendment
         No. 18 to the Fund's Registration Statement on Form N-1A filed on December 27, 1996.

         (16) Incorporated by reference to Post-Effective Amendment
         No. 19 to the Fund's Registration Statement on Form N-1A filed on February 21, 1997.

         (17) Incorporated by reference to Post-Effective Amendment
         No. 22 to the Fund's Registration Statement on Form N-1A filed on December 29, 1998.

         (18) Incorporated by reference to Post-Effective Amendment No. 23 to the Fund's Registration Statement on Form N1-A filed On February 25, 1999.


         (19) Incorporated by reference to Post-Effective Amendment No. 25 to the Fund's Registration Statement on Form N1-A filed on February 28, 2001.


Item 24. Persons Controlled by or under Common
                   Control with Registrant

                  None.

Item 25. Indemnification

                  Reference is made to Article IX, of Registrant's Articles of Incorporation for a complete statement of its terms.

                  Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include SSBC Fund Management Inc.
                  (Registrant's Adviser) and affiliated investment companies.

Item 26. Business and other Connections of Investment Adviser


Investment Adviser - Smith Barney Fund Management LLC ("SBFM") was incorporated in December 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn is a wholly owned subsidiary of Citigroup Inc. (formerly known as Travelers Group Inc.). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act") and has, through its predecessors, been in the investment counseling business since 1968.

The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).


Item 27.  Principal Underwriters

(a) Salomon Smith Barney, Inc. ("Salomon Smith Barney") the Registrant's Distributor, is also the distributor for the following Smith Barney funds: Smith Barney Investment Series, Consulting Group Capital Markets Funds, Greenwich Street Series Fund, Smith Barney Adjustable Rate Government Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds Inc., Smith Barney Investment Trust, Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney Sector Series Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund Inc., Smith Barney Principal Return Fund, Smith Barney Small Cap Core Fund, Inc., Smith Barney Telecommunications Trust, Smith Barney Variable Account Funds, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

In addition, Salomon Smith Barney is also the distributor for the Centurion Funds, Inc.

(b) The information required by this Item 27 with respect to each director and officer of Salomon Smith Barney is incorporated by reference to Schedule A of Form BD filed by Salomon Smith Barney pursuant to the Securities and Exchange Act of 1934 (SEC File No. 812-8510).

The information required by this Item 27 with respect to each director, officer and partner of PFS Distributors is incorporated by reference to Schedule A of Form BD filed by PFS Distributors pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).


(c)     Not applicable.


Item 28. Location of Accounts and Records

         (1)      With respect to the Registrant,
                  Investment Adviser and Administrator:
                  c/o Salomon Smith Barney Inc.
                  125 Broad Street
                  New York, New York  10004

         (2)      With respect to the Registrant's Custodian:
                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts  02110


         (3)      With respect to the Registrant's Transfer Agent:
                  Travelers Bank & Trust, fsb
                  125 Broad Street
                  New York, New York  10004

         (4)      With respect to the Registrant's Sub-Transfer Agent:
                  PFPC Global Fund Services
                  P.O. Box 9699
                  Providence, RI  02940-9699



Item 29.  Management Services

                   There are no management related service contracts not discussed in Part A or Part B.

Item 30.  Undertakings

                  None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post- Effective Amendment to its Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York on the 26th day of February 2001.


                           SMITH BARNEY WORLD FUNDS, INC.

                           BY /s/ Heath B. McLendon
                              Heath B. McLendon,
                               Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                 Title                                       Date



/s/ Heath B. McLendon      Director, and
(Heath B. McLendon)        Chief Executive Officer               2/26/02

/s/Abraham E. Cohen*       Director                              2/26/02
Abraham E. Cohen

/s/Robert Frankel*         Director                              2/26/02
(Robert Frankel)

/s/ Michael Gellert*       Director                              2/26/02
(Michael Gellert)

/s/Rainer Greeven*         Director                              2/26/02
(Rainer Greeven)

/s/Susan M. Heilbron*      Director                              2/26/02
(Susan M. Heibron)

/s/ Lewis E. Daidone       (Treasurer                            2/26/02
(Lewis E. Daidone)         Principal Financial
                           Officer) and Principal
                           Accounting Officer

*By:/s/ Christina T. Sydor                                       2/26/02
(Christina T. Sydor)

Pursuant to Power of Attorney



EXHIBIT INDEX


g.2 Master Custodian Agreement with State Street Bank and Trust Company

j.       Auditor's Consent

Cover